UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MARCH 31

Date of reporting period:  MARCH 31, 2011



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING MARCH 31, 2011




[LOGO OF USAA]
   USAA(R)

                             [GRAPHIC OF USAA TAX EXEMPT INTERMEDIATE-TERM FUND]

 ======================================================

         ANNUAL REPORT
         USAA TAX EXEMPT INTERMEDIATE-TERM FUND
         FUND SHARES o ADVISER SHARES
         MARCH 31, 2011

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

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PRESIDENT'S MESSAGE

"AT USAA INVESTMENT MANAGEMENT
COMPANY, WE CONTINUE TO BELIEVE THAT
TAX-EXEMPT BONDS ARE HIGH-QUALITY                  [PHOTO OF DANIEL S. McNAMARA]
INVESTMENTS THAT CAN PLAY A VALUABLE
ROLE IN A DIVERSIFIED PORTFOLIO."

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MAY 2011

Tax-exempt bonds -- and the states and municipalities that issued them -- have received significant media attention. Early in the fiscal year, the news reports focused on the long rally in municipal bonds. Then, after eight consecutive quarters of gains, the market began to trend downwards. A number of factors contributed to the decline, including:

  o a general increase in U.S. Treasury rates (as interest rates rise, bond prices fall)
  o  the anticipated expiration of the Build America Bonds program
  o the possible extension of current marginal tax rates for individuals, which had previously been scheduled to increase.

The selling pressure increased in the wake of negative media reports about state and municipal credit quality. Some pundits even went on record predicting massive bond defaults, an opinion we did not -- and do not -- share. We certainly agree that many state and local governments have financial challenges. We also agree that they compounded their problems during the Great Recession by continuing to outspend the revenue they collected. However, we see these as BUDGET problems, not DEBT problems. In contrast, some European countries are struggling with large debt burdens, in both the public and private sectors, and growing unrest in response to austerity measures. In the United States, state and local governments are taking constructive steps to bring their budgets back into balance by raising revenue, cutting spending, trimming payrolls, and renegotiating their long-term commitments with their employees. They also have history on their side. History shows that municipal defaults are rare.

Likewise, I believe the risks to municipal bonds have been exaggerated. It's true that several small municipal issuers default every year; credit problems are, and always have been, part of the tax-exempt market. But

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

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that's why thorough and independent research has always been a part of our investment process. At USAA Investment Management Company, we continue to believe that tax-exempt bonds are high-quality investments that can play a valuable role in a diversified portfolio. I would also like to point out that historically, investors' total return on municipal bonds is predominantly driven by interest income -- not by price movements. As a result, we have viewed the recent sell-off as a chance to possibly lock-in attractive tax-exempt yields for long-term shareholders. Of course, before making any investment, our team of municipal bond managers and analysts conduct their own independent credit analysis focusing on income generation and on whether our shareholders will be adequately compensated for the risk they are taking on.

Meanwhile, we continue to monitor a range of other issues, including the ongoing turmoil in the Middle East and its impact on oil prices. Although we expect prices to increase further, we do not expect them to remain elevated long term. In our opinion, high energy prices are not the result of inflation but are connected to the unfolding events in the Middle East. As such, they are an unexpected and unwelcomed tax on American consumers, who will have less money to spend on other things. In Japan, the aftermath of the earthquake and tsunami, the horrendous toll on human life and infrastructure, and the emergencies at some nuclear power plants could potentially affect companies that do business in or with Japan. As of this writing, the impact on the financial markets has been minimal.

Rest assured that in the months ahead, we will continue working hard to stay abreast of events that could potentially affect your investments and will take appropriate measures to manage risk. From all of us here at USAA Investment Management Company, thank you for allowing us to manage your investments. We value your business and the opportunity to serve your investment needs.

Sincerely,

/s/ Daniel S. McNamara

Daniel S. McNamara
President
USAA Investment Management Company

Some income may be subject to state or local taxes.

Investing in securities products involves risk, including possible loss of principal.

Diversification is a technique to help reduce risk. There is no absolute guarantee that diversification will protect against a loss of income.

As interest rates rise, bond prices fall.

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

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGER'S COMMENTARY                                                          2

FUND RECOGNITION                                                              6

INVESTMENT OVERVIEW                                                           8

FINANCIAL INFORMATION

    Distributions to Shareholders                                            18

    Report of Independent Registered Public Accounting Firm                  19

    Portfolio of Investments                                                 20

    Notes to Portfolio of Investments                                        40

    Financial Statements                                                     42

    Notes to Financial Statements                                            45

EXPENSE EXAMPLE                                                              59

TRUSTEES' AND OFFICERS' INFORMATION                                          61

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2011, USAA. All rights reserved.

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

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FUND OBJECTIVE

INTEREST INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX.

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TYPES OF INVESTMENTS

Invests primarily in investment-grade tax-exempt securities. The dollar-weighted average portfolio maturity for the Fund is between three and 10 years.

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                                                             FUND OBJECTIVE |  1

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MANAGER'S COMMENTARY ON THE FUND

REGINA SHAFER, CPA, CFA                                 [PHOTO OF REGINA SHAFER]
USAA Investment Management Company

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o  HOW DID THE USAA TAX EXEMPT INTERMEDIATE-TERM FUND (THE FUND SHARES) PERFORM
   DURING THE REPORTING PERIOD?

   The Fund Shares provided a total return of 2.29% versus an average return of 2.08% for the 167 funds in the Lipper Intermediate Municipal Debt Funds Average. This compares to returns of 2.02% for the Lipper Intermediate Municipal Debt Funds Index and 1.63% for the Barclays Capital Municipal Bond Index. The Fund Shares' tax-exempt distributions over the prior 12 months produced a dividend yield of 4.46%, compared to the Lipper category average of 3.05%.

o  WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

   The tax-exempt market, which had experienced a sustained rally since 2009, changed direction during the one-year reporting period. For almost seven months, bond prices continued to rise, fueled by strong institutional and retail demand for the quality and tax-exempt income provided by municipal bonds. As usual, supply and demand factors drove the market's performance. Many state and local governments took advantage of a provision in the federal government's stimulus package to issue "Build America Bonds," taxable bonds for which they

   Refer to pages 11 and 12 for benchmark definitions.

   Past performance is no guarantee of future results.

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2  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

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   could receive a 35% subsidy on interest payments. This reduced traditional tax-exempt supply, particularly in the longer-term maturities. Yields, which always move in the opposite direction of prices, declined. The yield on a 10-year tax-exempt AAA general bond fell from 3.09% on March 31, 2010, to a low of 2.17% on August 25, 2010.

   In late October, municipal yields began to rise, which caused prices to fall. The pullback in prices followed an increase in Treasury yields. Even after the Federal Reserve (the Fed) announced the second phase of quantitative easing (QE2), both municipal and Treasury yields continued to rise. Other factors negatively affecting the municipal market included the expiration of the Build America Bonds program, which many thought would be extended past the end of 2010, and the extension of current marginal income tax rates, which many had expected to increase in 2011. These developments came as a heavy inflow of new issuance hit the municipal market, further tilting the supply-and-demand equation in an unfavorable direction.

   Negative media reports about municipal budget problems also contributed to the decline in prices. Although states and municipalities experienced a drop in tax revenues during the recession and certainly face budgetary challenges, we believe most will manage through these challenging times as they have in previous economic downturns. Nevertheless, the negative media headlines triggered a pullback by some municipal bond investors.

   The increase in municipal yields made tax-exempt securities more attractive than normal when compared to U.S. Treasuries. This appealed to a considerable number of "crossover" buyers who typically do not buy municipal debt but who purchased it opportunistically to take advantage of the attractive yields. At the same time, there was reduced municipal bond supply. Issuance in the first calendar quarter of 2011 was less than half of what is typically issued during the first three months of a year. The reduced supply and the presence of crossover buyers helped stabilize the market. After reaching a peak of 3.46% on January 14, 2011, the yield on a 10-year AAA general obligation bond dropped to 3.19% on March 31, 2011, ending the period near where it began.

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                                           MANAGER'S COMMENTARY ON THE FUND |  3

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o  WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

   Throughout the reporting period, we maintained the Fund's income orientation, seeking to maximize tax-free income without taking what we consider undue risk. Because the fund is an intermediate-term fund with an income focus, its share price will be more volatile than that of a shorter-duration fund. However, it tends to generate more tax-free income for the interest rate taken because the municipal yield curve, which charts the yields on a spectrum of maturities, typically slopes upward -- the longer the maturity, the higher the yield. This approach has enhanced the portfolio's dividend yield, which over time is the largest contributor to the Fund's long-term total return (see page 9).

   In managing the Fund, we continued to rely on our experienced team of research analysts to look beyond the headlines and help us find attractive investment opportunities. Amid the market volatility, they also helped us take advantage of some investors' forced selling to acquire a number of municipal securities at what we considered attractive levels.

   As always, we continued to do our own credit research, and never depend just on a rating agency or bond insurer to do that work for us. With more than 500 positions, the Fund remains widely diversified by issuer and geographic area. We also continuously monitor the Fund's holdings. During the reporting period, we did not invest in bonds that are subject to the federal alternative minimum tax (AMT) for individuals. Furthermore, in the future, our intention is to continue to avoid any bonds that have AMT exposure.

o  WHAT IS YOUR OUTLOOK?

   We continue to believe the U.S. economy is in a slow-growth expansion. Although unemployment remains high, conditions in the job market have improved and consumer spending has increased.

   Diversification does not guarantee a profit or prevent a loss. o SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES.

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4  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

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   The housing market continues to be largest drag on the economy. With inflation relatively benign, the Fed is unlikely to raise rates until at least the end of 2011.

   Headlines about municipal finances will continue, especially during the spring budget season. Although state and local government budgets remain under pressure, we do not expect a material change in the strong debt repayment record of municipal issuers. Many have benefited from the federal government's stimulus spending, which may soon end, and from the financial reserves they amassed during better economic times. Furthermore, many have begun making the tough political decisions necessary to balance their budgets, such as raising revenue and cutting expenses.

   In addition, two of the major credit services, Moody's Investors Service and Fitch Ratings Ltd., recently upgraded tens of thousands of municipal ratings as they placed municipal, corporate, and sovereign credit ratings on an equal footing. We consider this change an acknowledgment that municipalities have a much better debt payment record than corporate bond issuers.

   Looking ahead, we expect volatility in the municipal market to continue. However, a volatile environment can also provide opportunity, and we will continue to search for attractive investments to maximize your Fund's tax-free income. Shareholders should expect the majority of their long-term return to come from the income provided by the Fund.

   Thank you for your continued confidence in us. We appreciate the opportunity to help you with your investment needs.

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                                           MANAGER'S COMMENTARY ON THE FUND |  5

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FUND RECOGNITION

USAA TAX EXEMPT INTERMEDIATE-TERM FUND SHARES

--------------------------------------------------------------------------------

                         OVERALL MORNINGSTAR RATING(TM)
                out of 214 municipal intermediate-term bond funds
                      for the period ended March 31, 2011:

                                 OVERALL RATING
                                    * * * * *

                                     3-YEAR
                                    * * * * *
                                out of 214 funds

                                     5-YEAR
                                     * * * *
                                out of 193 funds

                                     10-YEAR
                                    * * * * *
                                out of 137 funds

The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. Ratings are based on risk-adjusted returns.

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.

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6  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

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                            LIPPER LEADERS (OVERALL)

                           [5]                    [5]

                       TOTAL RETURN             EXPENSE

The Fund Shares are listed as a Lipper Leader for Total Return and Expense among 140 and 60 funds respectively, within the Lipper Intermediate Municipal Debt Funds category for the overall and three-year period ended March 31, 2011. The Fund Shares received a score of 3 among 127 funds for the five-year period and a Lipper Leader rating among 83 funds for the 10-year period for Total Return. The Fund Shares received a Lipper Leader rating for Expense among 56 and 41 funds for the five- and 10-year periods, respectively. Lipper ratings for Total Return reflect funds' historical total return performance relative to peers as of March 31, 2011. Lipper ratings for Expense reflect funds' expense minimization relative to peers with similar load structures as of March 31, 2011.

--------------------------------------------------------------------------------

Ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Expense metrics over three-, five-, and 10-year periods (if applicable). The highest 20% of funds in each peer group are named Lipper Leaders, the next 20% receive a score of 4, the middle 20% are scored 3, the next 20% are scored 2, and the lowest 20% are scored 1. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at WWW.LIPPERLEADERS.COM. Lipper Leader Copyright 2011, Reuters, All Rights Reserved.

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                                                           FUND RECOGNITION |  7

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INVESTMENT OVERVIEW

USAA TAX EXEMPT INTERMEDIATE-TERM FUND SHARES (Ticker Symbol: USATX)

--------------------------------------------------------------------------------
                                               3/31/11              3/31/10
--------------------------------------------------------------------------------
Net Assets                                 $2,794.6 Million     $2,859.7 Million
Net Asset Value Per Share                       $12.56               $12.83

LAST 12 MONTHS
Tax-Exempt Dividends Per Share                  $0.560               $0.574
Capital Gain Distributions Per Share            $0.007               $0.007
Dollar-Weighted Average
Portfolio Maturity(+)                          9.6 Years           9.2 Years

(+)Dollar-weighted average portfolio maturity is obtained by multiplying the dollar value of each investment by the number of days left to its maturity, then adding those figures together and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/11
--------------------------------------------------------------------------------
1 Year                             5 Years                             10 Years
2.29%                               3.82%                               4.27%

--------------------------------------------------------------------------------
30-DAY SEC YIELD*                                             EXPENSE RATIO**
--------------------------------------------------------------------------------
As of 3/31/11                                                      0.47%
    3.99%

*Calculated as prescribed by the Securities and Exchange Commission.

**THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES AS REPORTED IN THE FUND SHARES' PROSPECTUS DATED AUGUST 1, 2010, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS. THIS EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

Past performance is no guarantee of future results.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

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8  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS -- PERIODS ENDED MARCH 31, 2011

--------------------------------------------------------------------------------
                 TOTAL RETURN     =    DIVIDEND RETURN       +      PRICE CHANGE
--------------------------------------------------------------------------------
10 Years             4.27%        =         4.60%            +         (0.33)%
5 Years              3.82%        =         4.52%            +         (0.70)%
1 Year               2.29%        =         4.34%            +         (2.05)%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED MARCH 31, 2002-MARCH 31, 2011

    [CHART OF ANNUAL TOTAL RETURN, DIVIDEND RETURN AND CHANGE IN SHARE PRICE]

                 TOTAL RETURN      DIVIDEND RETURN      CHANGE IN SHARE PRICE
3/31/2002            3.90%              5.12%                   -1.22%
3/31/2003            8.29               5.12                     3.17
3/31/2004            5.32               4.72                     0.60
3/31/2005            2.51               4.29                    -1.78
3/31/2006            3.69               4.21                    -0.52
3/31/2007            5.10               4.30                     0.80
3/31/2008            0.44               4.28                    -3.84
3/31/2009           -1.22               4.67                    -5.89
3/31/2010           13.07               5.01                     8.06
3/31/2011            2.29               4.34                    -2.05

                                   [END CHART]

   NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. WHILE SHARE PRICES TEND TO VARY, DIVIDEND RETURNS GENERALLY ARE A RELATIVELY STABLE COMPONENT OF TOTAL RETURNS.

Total return equals dividend return plus share price change and assumes reinvestment of all net investment income and realized capital gain distributions. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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                                                        INVESTMENT OVERVIEW |  9

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TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' dividend return for the periods ended 3/31/11, and assuming marginal federal tax
rates of:                           25.00%       28.00%       33.00%      35.00%

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD         DIVIDEND RETURN
--------------------------------------------------------------------------------
10 Years            4.60%            6.13%        6.39%        6.87%       7.08%
5 Years             4.52%            6.03%        6.28%        6.75%       6.95%
1 Year              4.34%            5.79%        6.03%        6.48%       6.68%

To match the Fund Shares' closing 30-day SEC yield of 3.99% on 3/31/11:

A FULLY TAXABLE INVESTMENT MUST PAY: 5.32%        5.54%        5.96%       6.14%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes. Based on 2010 tax rates.

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10  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                        USAA TAX EXEMPT    LIPPER INTERMEDIATE
                 BARCLAYS CAPITAL      INTERMEDIATE-TERM      MUNICIPAL DEBT
              MUNICIPAL BOND INDEX        FUND SHARES          FUNDS INDEX
03/31/01           $10,000.00             $10,000.00           $10,000.00
04/30/01             9,891.64               9,900.05             9,910.03
05/31/01             9,998.16              10,005.14            10,011.77
06/30/01            10,065.05              10,078.34            10,074.02
07/31/01            10,214.14              10,216.34            10,195.42
08/31/01            10,382.39              10,352.23            10,349.47
09/30/01            10,347.56              10,345.28            10,335.43
10/31/01            10,470.85              10,438.06            10,434.47
11/30/01            10,382.57              10,373.51            10,325.94
12/31/01            10,284.35              10,320.64            10,248.31
01/31/02            10,462.74              10,450.03            10,397.08
02/28/02            10,588.79              10,556.75            10,513.68
03/31/02            10,381.28              10,391.50            10,322.46
04/30/02            10,584.18              10,563.26            10,523.36
05/31/02            10,648.50              10,617.97            10,580.13
06/30/02            10,761.09              10,699.63            10,687.87
07/31/02            10,899.49              10,817.10            10,811.69
08/31/02            11,030.52              10,904.70            10,911.11
09/30/02            11,272.11              11,085.74            11,101.24
10/31/02            11,085.25              10,941.04            10,933.01
11/30/02            11,039.18              10,920.56            10,888.49
12/31/02            11,272.11              11,114.15            11,103.95
01/31/03            11,243.55              11,092.92            11,063.62
02/28/03            11,400.74              11,245.51            11,216.79
03/31/03            11,407.56              11,253.28            11,213.70
04/30/03            11,482.93              11,331.06            11,285.20
05/31/03            11,751.81              11,546.08            11,514.68
06/30/03            11,701.86              11,478.14            11,460.71
07/31/03            11,292.38              11,163.74            11,114.54
08/31/03            11,376.60              11,254.93            11,197.29
09/30/03            11,711.08              11,520.96            11,484.10
10/31/03            11,652.11              11,481.57            11,428.96
11/30/03            11,773.55              11,591.68            11,520.28
12/31/03            11,871.04              11,689.35            11,588.25
01/31/04            11,939.04              11,733.24            11,631.85
02/29/04            12,118.71              11,915.06            11,795.27
03/31/04            12,076.51              11,851.54            11,722.56
04/30/04            11,790.50              11,632.84            11,477.87
05/31/04            11,747.75              11,610.72            11,463.22
06/30/04            11,790.50              11,671.12            11,491.57
07/31/04            11,945.67              11,795.04            11,606.60
08/31/04            12,185.06              12,006.11            11,798.06
09/30/04            12,249.74              12,066.47            11,834.92
10/31/04            12,355.15              12,154.10            11,898.84
11/30/04            12,253.24              12,042.68            11,803.08
12/31/04            12,402.88              12,188.63            11,918.51
01/31/05            12,518.79              12,292.74            11,970.15
02/28/05            12,477.15              12,253.54            11,918.90
03/31/05            12,398.46              12,148.99            11,830.81
04/30/05            12,593.98              12,340.83            11,986.16
05/31/05            12,682.99              12,428.52            12,054.45
06/30/05            12,761.68              12,490.08            12,113.92
07/31/05            12,704.00              12,420.78            12,049.34
08/31/05            12,832.26              12,547.58            12,152.57
09/30/05            12,745.83              12,471.15            12,090.18
10/31/05            12,668.43              12,398.22            12,027.17
11/30/05            12,729.25              12,460.21            12,075.34
12/31/05            12,838.71              12,565.38            12,158.39
01/31/06            12,873.36              12,596.35            12,189.72
02/28/06            12,959.79              12,688.29            12,242.47
03/31/06            12,870.41              12,600.73            12,170.43
04/30/06            12,865.99              12,574.65            12,166.41
05/31/06            12,923.30              12,638.36            12,223.64
06/30/06            12,874.65              12,588.75            12,175.72
07/31/06            13,027.79              12,737.68            12,302.45
08/31/06            13,221.10              12,919.43            12,462.45
09/30/06            13,313.06              13,015.10            12,536.13
10/31/06            13,396.54              13,078.58            12,594.74
11/30/06            13,508.22              13,183.38            12,672.53
12/31/06            13,460.49              13,136.81            12,628.64
01/31/07            13,426.03              13,119.61            12,601.81
02/28/07            13,602.94              13,285.27            12,736.22
03/31/07            13,569.40              13,242.31            12,723.70
04/30/07            13,609.57              13,286.84            12,756.21
05/31/07            13,549.31              13,221.97            12,706.63
06/30/07            13,479.10              13,148.43            12,658.69
07/31/07            13,583.59              13,224.00            12,739.80
08/31/07            13,524.99              13,123.05            12,730.85
09/30/07            13,725.12              13,329.94            12,884.76
10/31/07            13,786.30              13,377.86            12,921.21
11/30/07            13,874.21              13,418.93            13,008.83
12/31/07            13,912.72              13,387.92            13,033.49
01/31/08            14,088.16              13,571.46            13,246.22
02/29/08            13,443.16              12,925.85            12,771.74
03/31/08            13,827.40              13,299.64            13,044.94
04/30/08            13,989.20              13,434.70            13,118.41
05/31/08            14,073.79              13,540.16            13,196.57
06/30/08            13,914.93              13,409.08            13,065.77
07/31/08            13,967.82              13,406.74            13,124.57
08/31/08            14,131.28              13,555.68            13,266.55
09/30/08            13,468.60              12,940.30            12,769.47
10/31/08            13,331.12              12,608.90            12,624.83
11/30/08            13,373.51              12,561.38            12,647.59
12/31/08            13,568.48              12,406.81            12,737.02
01/31/09            14,065.12              13,062.57            13,253.73
02/28/09            14,139.02              13,117.01            13,199.78
03/31/09            14,141.60              13,137.02            13,191.28
04/30/09            14,424.11              13,456.90            13,415.25
05/31/09            14,576.70              13,766.12            13,567.34
06/30/09            14,440.14              13,652.72            13,459.58
07/31/09            14,681.74              13,912.08            13,682.65
08/31/09            14,932.73              14,131.41            13,826.62
09/30/09            15,468.63              14,715.77            14,223.19
10/31/09            15,143.92              14,476.30            13,942.76
11/30/09            15,269.05              14,617.76            14,155.73
12/31/09            15,320.65              14,674.67            14,183.62
01/31/10            15,400.45              14,769.96            14,261.03
02/28/10            15,549.72              14,916.19            14,401.18
03/31/10            15,512.49              14,854.64            14,323.64
04/30/10            15,701.01              15,040.09            14,461.10
05/31/10            15,818.77              15,149.25            14,559.46
06/30/10            15,828.17              15,146.19            14,562.57
07/31/10            16,025.54              15,331.72            14,751.41
08/31/10            16,392.45              15,654.49            15,049.62
09/30/10            16,366.83              15,649.61            15,000.45
10/31/10            16,321.50              15,597.94            14,964.42
11/30/10            15,995.13              15,320.87            14,739.90
12/31/10            15,685.17              15,090.38            14,526.42
01/31/11            15,569.62              14,963.44            14,448.60
02/28/11            15,817.48              15,224.28            14,654.79
03/31/11            15,764.78              15,195.09            14,612.54

                                   [END CHART]

                       Data from 3/31/01 through 3/31/11.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Intermediate-Term Fund Shares to the following benchmarks:

o The unmanaged, broad-based Barclays Capital Municipal Bond Index tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the Index because the Index does not reflect any deduction for fees, expenses, or taxes.

o The unmanaged Lipper Intermediate Municipal Debt Funds Index tracks the total return performance of the 30 largest funds within the Lipper Intermediate Municipal Debt Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                   USAA TAX EXEMPT         LIPPER INTERMEDIATE
                  INTERMEDIATE-TERM           MUNICIPAL DEBT
                     FUND SHARES              FUNDS AVERAGE
3/31/2002               5.13%                     4.05%
3/31/2003               4.82                      3.62
3/31/2004               4.56                      3.38
3/31/2005               4.31                      3.38
3/31/2006               4.20                      3.44
3/31/2007               4.18                      3.52
3/31/2008               4.45                      3.54
3/31/2009               4.93                      3.84
3/31/2010               4.47                      3.32
3/31/2011               4.46                      3.05

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 3/31/02 to 3/31/11.

The Lipper Intermediate Municipal Debt Funds Average is an average performance level of all intermediate-term municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

12  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

USAA TAX EXEMPT INTERMEDIATE-TERM FUND ADVISER SHARES (Ticker Symbol: UTEIX)*

--------------------------------------------------------------------------------
                                                                      3/31/11
--------------------------------------------------------------------------------

Net Assets                                                          $4.8 Million
Net Asset Value Per Share                                              $12.56
Tax-Exempt Dividends Per Share                                         $0.351
Capital Gain Distributions Per Share                                   $0.007


--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/11
--------------------------------------------------------------------------------
                             Since Inception 8/1/10

                                    -1.04%**


--------------------------------------------------------------------------------
                        30-DAY SEC YIELD*** AS OF 3/31/11
--------------------------------------------------------------------------------

                                      3.79%


--------------------------------------------------------------------------------
                                EXPENSE RATIO****
--------------------------------------------------------------------------------

Before Reimbursement    1.16%                       After Reimbursement    0.75%


*The USAA Tax Exempt Intermediate-Term Fund Adviser Shares (Adviser Shares) commenced operations on August 1, 2010, and do not have a full calendar year of performance.

**Total returns for less than one year are not annualized. This return is cumulative.

***Calculated as prescribed by the Securities and Exchange Commission.

****THE EXPENSE RATIOS ARE REPORTED IN THE ADVISER SHARES' PROSPECTUS DATED AUGUST 1, 2010, AND ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL YEAR. USAA INVESTMENT MANAGEMENT COMPANY (THE MANAGER) HAS AGREED, THROUGH AUGUST 1, 2011, TO MAKE PAYMENTS OR WAIVE MANAGEMENT, ADMINISTRATION, AND OTHER FEES TO LIMIT THE EXPENSES OF THE ADVISER SHARES SO THAT THE TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF COMMISSION RECAPTURE, EXPENSE OFFSET ARRANGEMENTS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED AN ANNUAL RATE OF 0.75% OF THE ADVISER SHARES' AVERAGE DAILY NET ASSETS. THIS ARRANGEMENT MAY NOT BE CHANGED OR TERMINATED DURING THIS TIME PERIOD WITHOUT APPROVAL OF THE FUND'S BOARD OF TRUSTEES AND MAY BE CHANGED OR TERMINATED BY THE MANAGER AT ANY TIME AFTER AUGUST 1, 2011. THE BEFORE REIMBURSEMENT EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

Past performance is no guarantee of future results.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 3.79% on 3/31/11, and assuming marginal federal tax
rates of:                              25.00%     28.00%      33.00%      35.00%

A FULLY TAXABLE INVESTMENT MUST PAY:    5.05%      5.26%       5.65%       5.83%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes. Based on 2010 tax rates.

================================================================================

14  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

              LIPPER INTERMEDIATE      USAA TAX EXEMPT
                MUNICIPAL DEBT        INTERMEDIATE-TERM       BARCLAYS CAPITAL
                  FUNDS INDEX        FUND ADVISER SHARES    MUNICIPAL BOND INDEX
07/31/10          $10,000.00            $10,000.00              $10,000.00
08/31/10           10,202.16             10,207.68               10,228.95
09/30/10           10,168.82             10,202.67               10,212.97
10/31/10           10,144.40             10,167.09               10,184.68
11/30/10            9,992.20              9,984.70                9,981.03
12/31/10            9,847.48              9,832.59                9,787.61
01/31/11            9,794.73              9,748.29                9,715.50
02/28/11            9,934.51              9,916.64                9,870.17
03/31/11            9,905.86              9,895.97                9,837.28

                                   [END CHART]

                    Data from 7/31/10 through 3/31/11.*

                    See page 11 for benchmark definitions.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Intermediate-Term Fund Adviser Shares to the benchmarks.

*The performance of the Barclays Capital Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index is calculated from the end of the month, July 31, 2010, while the Adviser Shares' inception date is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

                                TOP 10 INDUSTRIES
                                  AS OF 3/31/11
                                (% of Net Assets)

Hospital ............................................................  18.8%
Electric Utilities ..................................................  12.4%
General Obligation ..................................................  10.7%
Special Assessment/Tax/Fee ..........................................  10.2%
Appropriated Debt ...................................................   7.8%
Education ...........................................................   5.7%
Electric/Gas Utilities ..............................................   5.0%
Toll Roads ..........................................................   3.1%
Airport/Port ........................................................   2.6%
Real Estate Tax/Fee .................................................   2.3%

 You will find a complete list of securities that the Fund owns on pages 22-39.

================================================================================

16  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

                     o PORTFOLIO RATINGS MIX -- 3/31/2011 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                         8.2%
AA                                                         22.4%
A                                                          34.1%
BBB                                                        27.8%
BELOW INVESTMENT-GRADE                                      0.5%
SECURITIES WITH SHORT-TERM INVESTMENT-GRADE RATINGS         1.8%
UNRATED                                                     5.2%

                                   [END CHART]

The four highest long-term credit ratings, in descending order of credit quality, are AAA, AA, A, and BBB. These categories represent investment-grade quality. This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Services, Fitch Ratings Ltd., Dominion Bond Rating Service Ltd., or A.M. Best Co., Inc., and includes any related credit enhancements. Any of the Fund's securities that are not rated by these agencies appear in the chart above as "Unrated," but are monitored and evaluated by USAA Investment Management Company on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated but are treated as AAA for credit quality purposes in the above chart. Securities with short-term investment-grade ratings represent the two highest short-term credit ratings. The below investment-grade category includes both long-term and short-term securities.

      Percentages are of the total market value of the Fund's investments.

================================================================================

                                                       INVESTMENT OVERVIEW |  17

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2011, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2012.

The net investment income (which excludes short-term capital gains) distributed by the Fund during the fiscal year ended March 31, 2011, was 100% tax-exempt for federal income tax purposes.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $1,303,000 as long-term capital gains for the fiscal year ended March 31, 2011.

================================================================================

18  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TAX EXEMPT INTERMEDIATE-TERM
FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Tax Exempt Intermediate-Term Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Tax Exempt Intermediate-Term Fund at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

San Antonio, Texas
May 18, 2011

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  19

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2011

--------------------------------------------------------------------------------

o  CATEGORIES AND DEFINITIONS

   FIXED-RATE INSTRUMENTS -- consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

   PUT BONDS -- provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

   PERIODIC AUCTION RESET BONDS -- interest rates are reset periodically through an auction mechanism. The bonds have the option to be sold at face value at each interest rate reset date to the extent that there are sufficient bids in the auction.

   VARIABLE-RATE DEMAND NOTES (VRDNs) -- provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

   CREDIT ENHANCEMENTS -- add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

   (INS)   Principal and interest payments are insured by one of the following:
           ACA Financial Guaranty Corp., AMBAC Assurance

================================================================================

20  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

           Corp., Assured Guaranty Corp., Assured Guaranty Municipal Corp., CIFG Assurance, N.A., Financial Guaranty Insurance Co., National Public Finance Guarantee Corp., Radian Asset Assurance, Inc., or XL Capital Assurance. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

  (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from DEPFA Bank plc.

  (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

  (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guarantee agreement from one of the following: Fannie Mae, Federal Housing Administration, Federal Housing Association Insured Mortgage Nursing Home, Government National Mortgage Association, or Texas Permanent School Fund.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    EDA    Economic Development Authority
    EDC    Economic Development Corp.
    ETM    Escrowed to final maturity
    IDA    Industrial Development Authority/Agency
    IDB    Industrial Development Board
    IDC    Industrial Development Corp.
    ISD    Independent School District
    PRE    Prerefunded to a date prior to maturity
    USD    Unified School District

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

INVESTMENTS

---------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                          MARKET
AMOUNT                                                              COUPON        FINAL             VALUE
(000)        SECURITY                                                RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------
             FIXED-RATE INSTRUMENTS (90.9%)

             ALABAMA (0.9%)
  $   345    Montgomery BMC Special Care Facilities
               Financing Auth. (INS)                                 4.88%      11/15/2018     $      345
   16,340    Montgomery Medical Clinic Board                         4.75        3/01/2026         13,924
    5,000    Prattville IDB                                          5.15        9/01/2013          5,311
    5,000    Private Colleges and Universities Facilities
               Auth. (INS)                                           4.75        9/01/2026          4,728
                                                                                               ----------
                                                                                                   24,308
                                                                                               ----------
             ALASKA (0.4%)
    2,000    State (INS)                                             4.75        4/01/2021          2,000
    2,520    State (INS)                                             4.75        4/01/2022          2,520
    2,000    State (INS)                                             4.75        4/01/2023          2,000
    4,110    State (INS)                                             4.75        4/01/2024          4,087
                                                                                               ----------
                                                                                                   10,607
                                                                                               ----------
             ARIZONA (1.8%)
    1,170    Health Facilities Auth.                                 4.50        4/01/2016          1,203
      425    Health Facilities Auth.                                 5.00        4/01/2017            437
    1,150    Health Facilities Auth.                                 4.75        4/01/2025          1,100
    2,500    Maricopa County Union High School
               District No. 210 (INS)                                4.50        7/01/2024          2,481
   15,000    Mohave County IDA                                       7.50        5/01/2019         16,174
    3,270    Phoenix Civic Improvement Corp.,
               5.50%, 7/01/2013 (INS)                                4.50(a)     7/01/2024          3,059
    2,115    Phoenix Civic Improvement Corp.,
               5.50%, 7/01/2013 (INS)                                4.54(a)     7/01/2025          1,959
    2,000    Pinal County IDA (INS)                                  5.25       10/01/2020          1,894
    1,250    Pinal County IDA (INS)                                  5.25       10/01/2022          1,136
    2,000    Pinal County IDA (INS)                                  4.50       10/01/2025          1,602
    3,540    State (INS)                                             5.00       10/01/2019          3,709
    7,275    State (INS)                                             5.25       10/01/2020          7,624
    1,535    State Univ. (INS)                                       5.00        9/01/2024          1,550
    7,180    Univ. Medical Center Corp.                              5.00        7/01/2022          7,005
                                                                                               ----------
                                                                                                   50,933
                                                                                               ----------
             ARKANSAS (0.6%)
    3,125    Baxter County                                           5.00        9/01/2026          2,843
    6,230    Independence County                                     5.00        1/01/2021          6,232

================================================================================

22  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

---------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                          MARKET
AMOUNT                                                              COUPON        FINAL             VALUE
(000)        SECURITY                                                RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------
  $ 4,000    Independence County (INS)                               4.90%       7/01/2022     $    3,989
    4,905    Jefferson County                                        4.60       10/01/2017          4,916
                                                                                               ----------
                                                                                                   17,980
                                                                                               ----------
             CALIFORNIA (9.7%)
   10,000    Chabot-Las Positas Community College
               District (INS)                                        4.85(b)     8/01/2022          5,161
    5,000    Chabot-Las Positas Community College
               District (INS)                                        4.88(b)     8/01/2023          2,353
    5,000    City and County of San Francisco Airport
               Commission                                            5.25        5/01/2022          5,309
    7,000    City and County of San Francisco Airport
               Commission                                            5.25        5/01/2023          7,349
    2,000    Coronado Community Dev. Agency (INS)                    5.00        9/01/2024          1,907
    7,000    Health Facilities Financing Auth.                       5.13        7/01/2022          7,166
    5,000    Irvine USD Special Tax District (INS)                   5.25        9/01/2019          5,288
    2,500    Irvine USD Special Tax District (INS)                   4.50        9/01/2020          2,492
    6,745    Kern County Board of Education (INS)                    5.00        6/01/2026          6,234
   20,000    Los Angeles Department of Water and
               Power (INS)(c)                                        4.75        7/01/2025         20,318
    3,320    Modesto Irrigation District (INS)                       5.64(b)     7/01/2017          2,412
    3,325    Modesto Irrigation District (INS)                       5.69(b)     7/01/2018          2,284
    5,000    Public Works Board                                      5.50        6/01/2019          5,106
    6,400    Public Works Board                                      5.50        4/01/2021          6,597
    6,755    Public Works Board                                      5.60        4/01/2022          6,961
    3,000    Public Works Board                                      5.13        3/01/2023          2,959
    3,130    Public Works Board                                      5.75        4/01/2023          3,225
    2,500    Public Works Board                                      5.25        3/01/2024          2,470
    2,000    Public Works Board                                      5.38        3/01/2025          1,977
    1,430    Sacramento Financing Auth. (INS)                        5.00       12/01/2024          1,250
   15,265    Sacramento Municipal Utility District
               Financing Auth. (INS)                                 4.75        7/01/2024         13,895
    4,720    Salinas Union High School District (INS)                4.37(b)     6/01/2016          3,812
    2,000    Salinas Union High School District (INS)                4.37(b)    10/01/2016          1,588
    3,525    San Bernardino County Redevelopment
               Agency (INS)                                          5.00        9/01/2025          2,897
    2,395    San Diego USD (INS)                                     4.50        7/01/2025          2,321
    5,000    San Francisco City and County Airport                   4.90        5/01/2029          4,865
    3,000    San Jose USD (INS)                                      4.50        6/01/2024          2,870
    7,065    Santa Clara County Financing Auth. (INS)                4.75        5/15/2023          7,161
    7,400    Santa Clara County Financing Auth. (INS)                4.75        5/15/2024          7,462
    7,750    Santa Clara County Financing Auth. (INS)                4.75        5/15/2025          7,763
    3,500    Santa Rosa Rancheria Tachi Yokut Tribe(d)               5.00        3/01/2020          2,857

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

---------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                          MARKET
AMOUNT                                                              COUPON        FINAL             VALUE
(000)        SECURITY                                                RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------
  $ 2,175    Semitropic Improvement District (INS)                   5.25%      12/01/2018     $    2,296
    2,500    Solano Community College District (INS)                 4.85(b)     8/01/2023          1,193
    4,735    Solano Community College District (INS)                 4.88(b)     8/01/2024          2,098
    4,035    South Orange County Public Financing Auth. (INS)        5.00        8/15/2022          3,823
    4,920    South Orange County Public Financing Auth. (INS)        5.00        8/15/2025          4,463
   20,000    State                                                   5.25       10/01/2022         21,176
   27,445    State                                                   5.75        4/01/2027         28,669
    3,120    Statewide Communities Dev. Auth.                        5.00        5/15/2021          3,019
    3,275    Statewide Communities Dev. Auth.                        5.00        5/15/2022          3,119
    3,440    Statewide Communities Dev. Auth.                        5.00        5/15/2023          3,228
    3,610    Statewide Communities Dev. Auth.                        5.00        5/15/2024          3,334
    3,795    Statewide Communities Dev. Auth.                        5.00        5/15/2025          3,464
    2,500    Statewide Communities Dev. Auth.                        4.50        9/01/2029          2,249
    1,245    Systemwide Univ. (INS)                                  5.50       11/01/2015          1,321
   15,235    Tobacco Securitization Auth.                            4.75        6/01/2025         12,678
    3,470    Tuolumne Wind Project Auth.                             5.00        1/01/2022          3,618
   10,000    Upland City                                             6.00        1/01/2026          9,999
    2,000    Washington Township Health Care District                5.75        7/01/2024          1,987
    3,500    Washington Township Health Care District                5.00        7/01/2025          3,124
                                                                                               ----------
                                                                                                  271,167
                                                                                               ----------
             COLORADO (2.0%)
    4,500    Adams County (INS)                                      4.38        9/01/2017          4,515
    5,000    Adams County (INS)(c)                                   5.10        1/01/2019          5,006
   30,955    Denver Health and Hospital Auth.                        4.75       12/01/2027         26,852
    1,000    Health Facilities Auth.                                 5.25        6/01/2023          1,005
   10,000    Regional Transportation District                        5.00        6/01/2025          9,994
    9,045    State (INS)                                             5.00       11/01/2023          9,278
                                                                                               ----------
                                                                                                   56,650
                                                                                               ----------
             CONNECTICUT (0.4%)
    4,000    Health and Educational Facilities Auth. (INS)           5.00        7/01/2025          3,474
    4,400    Mashantucket (Western) Pequot Tribe, acquired
               9/18/1997 and 12/20/2001; cost $4,388(d),(e),(f)      5.70        9/01/2012          1,725
   16,500    Mashantucket (Western) Pequot Tribe, acquired
               9/18/1997 thru 9/11/2009; cost $14,993(d),(e),(f)     5.75        9/01/2018          6,283
                                                                                               ----------
                                                                                                   11,482
                                                                                               ----------
             DELAWARE (0.3%)
    1,495    Health Facilities Auth. (INS)                           4.80        5/01/2017          1,375
    1,830    Health Facilities Auth. (INS)                           4.90        5/01/2018          1,668
    1,000    Health Facilities Auth. (INS)                           5.00        5/01/2019            899
    1,515    Health Facilities Auth. (INS)                           5.05        5/01/2020          1,345
    1,010    Municipal Electric Corp. (INS)                          5.25        7/01/2013          1,021

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24  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

---------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                          MARKET
AMOUNT                                                              COUPON        FINAL             VALUE
(000)        SECURITY                                                RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------
  $ 1,460    Municipal Electric Corp. (INS)                          5.25%       7/01/2017     $    1,476
    1,580    Municipal Electric Corp. (INS)                          5.25        7/01/2018          1,595
                                                                                               ----------
                                                                                                    9,379
                                                                                               ----------
             DISTRICT OF COLUMBIA (0.5%)
    7,000    District of Columbia (INS)                              5.00        1/01/2025          6,944
    7,930    District of Columbia (INS)                              4.75        5/01/2027          5,906
                                                                                               ----------
                                                                                                   12,850
                                                                                               ----------
             FLORIDA (7.3%)
    5,165    Brevard County School Board (INS)                       5.00        7/01/2025          5,168
    2,500    Broward County Airport System                           5.00       10/01/2024          2,490
    6,500    Broward County School Board (INS)                       5.00        7/01/2023          6,567
    4,000    Broward County School Board (INS)                       5.00        7/01/2024          4,010
    3,710    Broward County School Board (INS)                       5.00        7/01/2025          3,682
    7,905    Dade County (INS)                                       6.00(b)    10/01/2011          7,852
    8,610    Dade County (INS)                                       6.10(b)    10/01/2012          8,131
    3,270    Flagler County School Board (INS)                       5.00        8/01/2025          3,275
    8,000    Hillsborough County IDA                                 5.65        5/15/2018          8,870
    1,725    Hillsborough County IDA                                 5.50       10/01/2023          1,747
    4,250    Indian River County School Board (INS)                  5.00        7/01/2024          4,261
    5,000    JEA St. Johns River Power Park (INS)                    5.00       10/01/2020          5,277
   10,535    Lee County School Board (INS)                           5.00        8/01/2027         10,441
    9,515    Lee County School Board (INS)                           5.00        8/01/2028          9,309
      565    Miami Beach Health Facilities Auth.                     6.13       11/15/2011            567
    1,670    Miami-Dade County (INS)                                 5.00        4/01/2022          1,694
    2,805    Miami-Dade County (INS)                                 5.00        4/01/2023          2,833
    8,375    Miami-Dade County (INS)                                 4.75       11/01/2023          8,199
    2,345    Miami-Dade County, 5.00%, 10/01/2013 (INS)              4.54(a)    10/01/2024          1,899
    9,830    Miami-Dade County (INS)                                 4.75       11/01/2024          9,451
    3,670    Miami-Dade County, 5.00%, 10/01/2013 (INS)              4.57(a)    10/01/2025          2,920
    6,440    Miami-Dade County                                       5.00       10/01/2026          6,294
    2,500    Miami-Dade County (INS)                                 5.00       10/01/2026          2,443
    7,000    Miami-Dade County                                       5.00       10/01/2027          6,752
   10,000    Miami-Dade County School Board (INS)                    5.00        2/01/2024          9,987
   12,000    Miami-Dade County School Board (INS)                    5.25        5/01/2025         12,112
   12,000    Orange County Health Facility Auth.                     5.25       10/01/2022         12,218
    5,000    Orange County Health Facility Auth.                     5.38       10/01/2023          5,111
    7,450    Palm Beach County Health Facilities Auth. (INS)         5.00       12/01/2021          6,393
    1,500    Palm Beach County School Board (INS)                    5.25        8/01/2018          1,566
      650    Palm Beach County School Board (INS)                    5.00        8/01/2022            662
    6,000    Seminole Tribe(d)                                       5.75       10/01/2022          5,527
   14,815    Seminole Tribe(d)                                       5.50       10/01/2024         13,092
    4,585    Volusia County School Board (INS)                       5.00        8/01/2022          4,673

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

---------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                          MARKET
AMOUNT                                                              COUPON        FINAL             VALUE
(000)        SECURITY                                                RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------
  $ 4,920    Volusia County School Board (INS)                       5.00%       8/01/2023     $    4,990
    5,165    Volusia County School Board (INS)                       5.00        8/01/2024          5,203
                                                                                               ----------
                                                                                                  205,666
                                                                                               ----------
             GEORGIA (0.8%)
   10,000    Burke County Dev. Auth.                                 7.00        1/01/2023         11,535
    5,000    Coweta County Dev. Auth. (INS)                          4.35        9/01/2018          5,010
    4,000    Glynn-Brunswick Memorial Hospital Auth.                 5.25        8/01/2023          4,012
    2,620    Savannah Hospital Auth. (INS)                           5.00        7/01/2018          2,622
                                                                                               ----------
                                                                                                   23,179
                                                                                               ----------
             GUAM (0.2%)
    6,000    Education Financing Foundation (INS)                    4.50       10/01/2026          4,895
                                                                                               ----------
             HAWAII (0.1%)
    1,695    Housing Finance and Dev. Corp.                          5.45        7/01/2017          1,697
                                                                                               ----------
             IDAHO (0.0%)
    1,000    Univ. of Idaho (INS)                                    4.75        4/01/2022          1,009
                                                                                               ----------
             ILLINOIS (6.3%)
    1,000    Bedford Park Village                                    4.60       12/01/2017            996
    3,240    Bedford Park Village                                    4.80       12/01/2020          3,071
    3,085    Bedford Park Village                                    4.90       12/01/2023          2,789
    5,605    Channahon                                               6.88        1/01/2020          5,445
    4,998    Chicago                                                 6.63       12/01/2022          4,743
    4,925    Chicago Board of Education (INS)                        4.82(b)    12/01/2013          4,586
    2,170    Chicago-O'Hare International Airport (INS)              5.50        1/01/2014          2,199
    7,000    Chicago-O'Hare International Airport (INS)              5.00        1/01/2021          7,076
   10,000    Chicago-O'Hare International Airport (INS)              5.00        1/01/2022         10,050
    9,000    Chicago-O'Hare International Airport                    5.25        1/01/2024          9,276
    2,370    Finance Auth.                                           5.50        5/01/2017          2,416
    2,000    Finance Auth.                                           5.00        8/15/2017          1,785
    4,340    Finance Auth.                                           5.75        5/01/2018          4,456
   14,360    Finance Auth.                                           5.00        2/15/2019         14,312
    2,080    Finance Auth.                                           5.00        2/15/2020          2,053
    1,710    Finance Auth.                                           5.00        2/15/2022          1,657
      750    Finance Auth.                                           5.25        4/01/2022            703
    2,000    Finance Auth.                                           5.00        4/01/2023          1,454
    3,400    Finance Auth. (INS)                                     5.00       11/01/2023          3,278
   10,500    Finance Auth. (INS)                                     5.00       11/15/2023         10,045
    7,140    Finance Auth.                                           5.13        2/15/2025          6,683
    4,165    Finance Auth.                                           5.00        4/01/2025          2,929
    8,000    Finance Auth.                                           4.50       11/15/2026          6,845
    1,750    Finance Auth.                                           5.40        4/01/2027          1,606
    1,000    Health Facilities Auth.                                 5.25        9/01/2013          1,002

================================================================================

26  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

---------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                          MARKET
AMOUNT                                                              COUPON        FINAL             VALUE
(000)        SECURITY                                                RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------
  $ 2,000    Health Facilities Auth.                                 5.25%       9/01/2014     $    2,003
    2,500    Health Facilities Auth.                                 5.25        9/01/2018          2,501
    3,000    Health Facilities Auth. (INS)                           5.00        2/15/2020          3,009
      590    Housing Dev. Auth.                                      4.55        7/01/2021            568
      365    Housing Dev. Auth.                                      4.60        7/01/2023            344
    4,555    Lake County Community Unit School District (INS)        5.13(b)    12/01/2016          3,604
    3,495    Lake County Community Unit School District (INS)
               (ETM)                                                 5.13(b)    12/01/2016          3,080
    2,500    Metropolitan Pier and Exposition Auth.,
               5.20%, 6/15/2012 (INS)                                5.20(a)     6/15/2017          2,528
    2,500    Metropolitan Pier and Exposition Auth.,
               5.30%, 6/15/2012 (INS)                                5.30(a)     6/15/2018          2,518
    4,000    Metropolitan Pier and Exposition Auth.,
               5.40%, 6/15/2012 (INS)                                5.40(a)     6/15/2019          3,980
    5,000    Metropolitan Pier and Exposition Auth. (INS)            5.70(b)     6/15/2026          2,059
    2,000    Northeastern Illinois Univ.                             4.75       10/01/2025          1,993
    7,095    Railsplitter Tobacco Settlement Auth.                   5.00        6/01/2018          7,206
   10,000    Railsplitter Tobacco Settlement Auth.                   5.50        6/01/2023          9,664
    5,000    State (INS)                                             5.00        1/01/2021          4,935
    3,303    Volo Village, Lake County                               5.00        3/01/2016          3,036
   14,070    Will County Forest Preserve District (INS)              5.40(b)    12/01/2017         11,135
                                                                                               ----------
                                                                                                  175,618
                                                                                               ----------
             INDIANA (2.3%)
   20,000    Finance Auth. (INS)(c)                                  4.55       12/01/2024         18,421
    1,900    Finance Auth.                                           5.00       10/01/2027          1,903
    4,000    Health and Educational Facility Financing Auth.         5.00        2/15/2021          4,003
    8,375    Health and Educational Facility Financing Auth.         5.00        2/15/2022          8,269
    3,000    Jasper County (INS)                                     5.85        4/01/2019          3,253
    4,950    Municipal Power Agency (INS)                            5.25        1/01/2017          5,230
    2,100    Municipal Power Agency (INS)                            5.25        1/01/2018          2,214
    6,000    Rockport (INS)                                          4.63        6/01/2025          5,360
      870    St. Joseph County                                       5.45        2/15/2017            665
    7,260    St. Joseph County(f)                                    5.75        2/15/2019          1,888
   11,000    Univ. of Southern Indiana (INS)(c)                      5.00       10/01/2018         11,088
    1,500    Vanderburgh County Redevelopment District               5.00        2/01/2026          1,435
                                                                                               ----------
                                                                                                   63,729
                                                                                               ----------
             IOWA (0.7%)
    9,190    Finance Auth. (INS)                                     5.00        7/01/2014          9,922
    1,325    Finance Auth. (INS)                                     5.00       12/01/2021          1,278
    1,390    Finance Auth. (INS)                                     5.00       12/01/2022          1,322
    1,460    Finance Auth. (INS)                                     5.00       12/01/2023          1,374
    1,535    Finance Auth. (INS)                                     5.00       12/01/2024          1,412

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

---------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                          MARKET
AMOUNT                                                              COUPON        FINAL             VALUE
(000)        SECURITY                                                RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------
  $ 1,610    Finance Auth. (INS)                                     5.00%      12/01/2025     $    1,452
    1,690    Finance Auth. (INS)                                     5.00       12/01/2026          1,502
                                                                                               ----------
                                                                                                   18,262
                                                                                               ----------
             KANSAS (0.8%)
   18,665    Wyandotte County                                        5.00       12/01/2020         18,803
    8,800    Wyandotte County                                        6.07(b)     6/01/2021          4,748
                                                                                               ----------
                                                                                                   23,551
                                                                                               ----------
             KENTUCKY (0.3%)
    7,500    Economic Dev. Finance Auth. (INS)                       5.75       12/01/2028          7,696
                                                                                               ----------
             LOUISIANA (3.2%)
    2,150    Local Government Environmental Facilities and
               Community Dev. Auth. (INS)                            5.25       12/01/2015          2,253
    2,260    Local Government Environmental Facilities and
               Community Dev. Auth. (INS)                            5.25       12/01/2016          2,405
    2,355    Local Government Environmental Facilities and
               Community Dev. Auth. (INS)                            5.25       12/01/2017          2,506
    3,750    Local Government Environmental Facilities and
               Community Dev. Auth.                                  6.50        8/01/2029          3,801
    7,000    New Orleans (INS)                                       5.13        9/01/2021          7,055
    2,000    Office Facilities Corp. (INS)                           5.25       11/01/2018          2,150
   20,000    Public Facilities Auth.                                 5.00        9/01/2028         19,793
   12,750    Public Facilities Auth.                                 5.00        6/01/2030         12,564
    4,450    St. Martin Parish                                       4.35       10/01/2012          4,619
    3,955    St. Tammany Parish Hospital Service
               District No. 1 (INS)                                  5.00        7/01/2018          3,956
    2,440    Terrebonne Parish Hospital Service District No. 1       5.00        4/01/2022          2,460
    2,570    Terrebonne Parish Hospital Service District No. 1       5.00        4/01/2023          2,577
    2,000    Terrebonne Parish Hospital Service District No. 1       4.65        4/01/2024          1,903
    4,250    Terrebonne Parish Hospital Service District No. 1       5.00        4/01/2028          4,026
    9,000    Transportation Auth. (INS)                              4.38       12/01/2023          8,853
    9,000    Transportation Auth. (INS)                              4.38       12/01/2024          8,772
                                                                                               ----------
                                                                                                   89,693
                                                                                               ----------
             MAINE (0.1%)
    1,685    Housing Auth.                                           5.35       11/15/2021          1,686
    1,500    Jay                                                     4.85        5/01/2019          1,476
                                                                                               ----------
                                                                                                    3,162
                                                                                               ----------
             MARYLAND (0.4%)
    2,220    Community Dev. Administration                           5.88        7/01/2016          2,224
    2,500    EDC                                                     6.20        9/01/2022          2,836
    5,000    Health and Higher Educational Facilities Auth.          6.00        1/01/2028          4,947
                                                                                               ----------
                                                                                                   10,007
                                                                                               ----------

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28  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

---------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                          MARKET
AMOUNT                                                              COUPON        FINAL             VALUE
(000)        SECURITY                                                RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------
             MASSACHUSETTS (1.4%)
  $ 4,500    Commonwealth (INS) (PRE)                                5.50%       3/01/2018     $    4,708
    3,110    Health and Educational Facilities Auth.                 5.00        7/01/2019          3,155
    9,000    Health and Educational Facilities Auth.                 6.00        7/01/2024          9,379
    4,000    Health and Educational Facilities Auth.                 5.00        7/15/2027          3,420
    5,545    Massachusetts Bay Transportation Auth.                  4.60(b)     7/01/2022          3,337
    7,790    Massachusetts Bay Transportation Auth.                  4.65(b)     7/01/2023          4,402
    5,000    Massachusetts Bay Transportation Auth.                  4.70(b)     7/01/2024          2,658
    1,600    Massachusetts Bay Transportation Auth.                  4.73(b)     7/01/2025            794
    4,500    Massachusetts Dev. Finance Agency(g)                    6.25        1/01/2027          4,522
    2,000    Massachusetts Dev. Finance Agency                       5.00        7/01/2030          1,788
      110    Water Pollution Abatement Trust                         4.75        8/01/2025            113
                                                                                               ----------
                                                                                                   38,276
                                                                                               ----------
             MICHIGAN (1.8%)
   18,000    Building Auth. (INS)                                    4.81(b)    10/15/2022          9,327
    4,000    Detroit Downtown Dev. Auth. (INS)                       5.00        7/01/2018          3,880
   25,000    Dickinson County EDC                                    4.80       11/01/2018         25,148
    2,675    Hospital Finance Auth.                                  5.00       11/15/2019          2,706
    3,400    Hospital Finance Auth.                                  5.00       11/15/2022          3,339
    3,000    State Trunk Line Fund                                   5.00       11/01/2019          3,224
    2,000    State Trunk Line Fund                                   5.00       11/01/2020          2,144
                                                                                               ----------
                                                                                                   49,768
                                                                                               ----------
             MINNESOTA (1.8%)
    1,080    Chippewa County                                         5.38        3/01/2022          1,037
    5,120    Chippewa County                                         5.50        3/01/2027          4,790
   18,015    Cohasset(c)                                             4.95        7/01/2022         18,161
    2,500    Higher Education Facilities Auth.                       4.50       10/01/2027          2,365
    3,000    Municipal Power Agency                                  4.38       10/01/2025          2,926
    4,545    St. Paul Housing and Redevelopment Auth.                5.70       11/01/2015          4,505
    1,500    St. Paul Housing and Redevelopment Auth.                5.85       11/01/2017          1,474
    7,680    St. Paul Housing and Redevelopment Auth.                5.15       11/15/2020          6,965
    3,500    St. Paul Housing and Redevelopment Auth.                5.25        5/15/2026          3,343
    5,260    Washington County Hospital and Redevelopment Auth.      5.38       11/15/2018          4,978
                                                                                               ----------
                                                                                                   50,544
                                                                                               ----------
             MISSISSIPPI (0.1%)
    1,650    Hospital Equipment and Facilities Auth.                 5.00       12/01/2016          1,700
    1,000    Hospital Equipment and Facilities Auth.                 5.25       12/01/2021            990
    1,260    Lincoln County (INS)                                    5.50        4/01/2018          1,234
                                                                                               ----------
                                                                                                    3,924
                                                                                               ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

---------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                          MARKET
AMOUNT                                                              COUPON        FINAL             VALUE
(000)        SECURITY                                                RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------
             MISSOURI (1.0%)
  $17,545    Cape Girardeau County Health Care Facilities IDA        5.00%       6/01/2027     $   15,710
    1,000    Cass County                                             5.00        5/01/2022            915
    3,315    Cass County                                             5.38        5/01/2022          3,134
    2,000    Cass County                                             5.50        5/01/2027          1,769
    2,000    Dev. Finance Board                                      4.75        6/01/2025          1,930
    1,955    Fenton City                                             4.50        4/01/2021          1,855
    1,760    Riverside IDA (INS)                                     5.00        5/01/2020          1,756
    1,330    St. Joseph IDA                                          5.00        4/01/2027          1,311
                                                                                               ----------
                                                                                                   28,380
                                                                                               ----------
             MONTANA (0.2%)
    6,500    Forsyth (INS)                                           4.65        8/01/2023          6,597
                                                                                               ----------
             NEBRASKA (0.0%)
      560    Scotts Bluff County Hospital Auth.                      5.13       11/15/2019            560
                                                                                               ----------
             NEVADA (0.8%)
    2,865    Clark County                                            5.00        5/15/2020          2,962
   18,000    Humboldt County                                         5.15       12/01/2024         18,355
                                                                                               ----------
                                                                                                   21,317
                                                                                               ----------
             NEW HAMPSHIRE (0.2%)
    5,000    Business Finance Auth.                                  5.85       12/01/2022          5,009
                                                                                               ----------
             NEW JERSEY (3.0%)
    1,780    EDA                                                     5.75       12/01/2016          1,751
   10,000    EDA                                                     5.25        9/01/2019         10,616
    5,000    EDA (INS)                                               5.00        7/01/2022          5,018
   10,000    EDA                                                     5.25        9/01/2022         10,293
    3,500    EDA                                                     4.45        6/01/2023          3,518
    8,830    EDA                                                     5.25        9/01/2023          8,919
   13,500    EDA                                                     5.50        6/15/2024         12,393
   20,000    State Turnpike Auth.                                    5.00        1/01/2021         21,156
    5,000    Tobacco Settlement Financing Corp.                      5.00        6/01/2017          4,924
    5,000    Transportation Trust Fund Auth. (INS)                   5.25       12/15/2022          5,160
                                                                                               ----------
                                                                                                   83,748
                                                                                               ----------
             NEW MEXICO (1.1%)
   20,000    Farmington Pollution Control                            4.70        5/01/2024         18,701
    4,890    Jicarilla Apache Nation(d)                              5.00        9/01/2018          5,090
    3,250    Jicarilla Apache Nation(d)                              5.50        9/01/2023          3,350
    4,000    Sandoval County                                         4.38        6/01/2020          4,104
                                                                                               ----------
                                                                                                   31,245
                                                                                               ----------

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30  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

---------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                          MARKET
AMOUNT                                                              COUPON        FINAL             VALUE
(000)        SECURITY                                                RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------
             NEW YORK (9.3%)
  $ 2,500    Albany IDA                                              5.75%      11/15/2022     $    2,565
    4,235    Dormitory Auth.                                         5.75        7/01/2013          4,441
    1,500    Dormitory Auth.                                         5.25        7/01/2015          1,658
    4,000    Dormitory Auth.                                         5.20        2/15/2016          4,008
    5,420    Dormitory Auth. (LOC - Allied Irish Banks plc)          4.40        7/01/2016          5,624
    2,005    Dormitory Auth.                                         5.25        7/01/2016          2,190
    4,760    Dormitory Auth.                                         5.30        2/15/2017          4,768
    2,000    Dormitory Auth.                                         5.25        7/01/2017          2,154
   12,560    Dormitory Auth. (ETM)                                   5.30        2/15/2019         14,245
    5,000    Dormitory Auth.                                         5.00        7/01/2020          5,036
    2,830    Dormitory Auth. (PRE)                                   5.05        2/01/2022          3,042
   24,935    Dormitory Auth.                                         5.00        7/01/2022         25,013
    2,500    Dutchess County IDA                                     4.50        8/01/2026          2,317
      950    East Rochester Housing Auth. (NBGA)                     4.05        2/15/2012            961
    2,000    East Rochester Housing Auth. (NBGA)                     4.63        2/15/2017          2,064
   17,075    Long Island Power Auth.                                 5.00        4/01/2023         17,781
   10,000    Metropolitan Transportation Auth.                       6.25       11/15/2023         11,192
   16,565    Metropolitan Transportation Auth.                       5.00       11/15/2024         16,766
    2,500    Metropolitan Transportation Auth. (INS)                 5.00       11/15/2024          2,552
    6,800    Metropolitan Transportation Auth.                       5.00       11/15/2024          6,930
    5,000    Monroe County IDC (NBGA)                                5.75        8/15/2030          5,558
    2,000    New York City (PRE)                                     5.63        8/01/2015          2,138
    2,455    New York City                                           5.63        8/01/2015          2,593
      810    New York City (PRE)                                     5.75        8/01/2016            867
    6,055    New York City                                           5.75        8/01/2016          6,395
    1,875    New York City                                           5.25       10/15/2019          2,010
    5,000    New York City                                           5.13       11/15/2022          5,374
    4,330    New York City                                           5.13       12/01/2022          4,618
    6,000    New York City                                           5.13       12/01/2023          6,343
   10,000    New York City                                           5.00        4/01/2024         10,432
    5,240    New York City                                           5.00        8/01/2024          5,449
    5,000    New York City                                           5.25       11/15/2024          5,312
    5,000    New York City                                           5.00        2/01/2025          5,183
   10,000    New York City Municipal Water Finance Auth.             5.38        6/15/2017         10,555
    3,500    New York City Transitional Finance Auth.                5.00        1/15/2022          3,711
   25,000    New York City Transitional Finance Auth.                5.00        5/01/2026         26,192
      775    Suffolk County IDA                                      5.00       11/01/2013            812
    1,880    Suffolk County IDA                                      5.00       11/01/2014          1,978
    1,000    Suffolk County IDA                                      5.00       11/01/2015          1,052
    3,180    Suffolk County IDA (INS)                                4.75        6/01/2026          2,303
   11,000    Tobacco Settlement Financing Corp.                      5.50        6/01/2018         11,472
    5,000    Westchester County Health Care Corp.                    5.88       11/01/2025          4,941
                                                                                               ----------
                                                                                                  260,595
                                                                                               ----------

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                                                  PORTFOLIO OF INVESTMENTS |  31

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
---------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                          MARKET
AMOUNT                                                              COUPON        FINAL             VALUE
(000)        SECURITY                                                RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------
             NORTH CAROLINA (1.8%)
  $ 6,000    Eastern Municipal Power Agency                          5.50%       1/01/2012     $    6,194
    4,885    Eastern Municipal Power Agency                          5.50        1/01/2015          5,167
    1,830    Eastern Municipal Power Agency                          5.50        1/01/2016          1,932
    1,000    Eastern Municipal Power Agency                          5.50        1/01/2017          1,054
    3,000    Eastern Municipal Power Agency                          5.00        1/01/2024          3,060
    5,000    Eastern Municipal Power Agency                          5.00        1/01/2026          5,019
    4,805    Medical Care Commission                                 6.38        7/01/2026          4,869
    5,500    Medical Care Commission                                 5.00        7/01/2027          5,035
    3,400    Municipal Power Agency No. 1                            5.50        1/01/2013          3,653
    2,000    Municipal Power Agency No. 1                            5.25        1/01/2020          2,180
    3,600    Turnpike Auth. (INS)                                    5.00        1/01/2022          3,783
    3,330    Turnpike Auth. (INS)                                    5.13        1/01/2024          3,459
    4,000    Wake County Industrial Facilities and Pollution
               Control Financing Auth.                               5.38        2/01/2017          4,172
                                                                                               ----------
                                                                                                   49,577
                                                                                               ----------
             NORTH DAKOTA (0.1%)
    1,000    Grand Forks (INS)                                       5.00       12/15/2022          1,044
    2,055    Williams County                                         5.00       11/01/2021          2,014
                                                                                               ----------
                                                                                                    3,058
                                                                                               ----------
             OHIO (2.2%)
    9,000    Air Quality Dev. Auth.                                  5.70        8/01/2020          9,262
    3,000    American Municipal Power, Inc.                          5.00        2/15/2021          3,097
    2,760    American Municipal Power, Inc.                          5.00        2/15/2022          2,822
   22,165    Buckeye Tobacco Settlement Financing Auth.              5.13        6/01/2024         16,913
    2,400    Fairview Park (INS)                                     4.13       12/01/2020          2,417
    2,650    Franklin County                                         5.50        7/01/2017          2,651
   10,000    Hamilton (INS)                                          4.65       10/15/2022         10,240
    9,000    Hancock County Hospital Facilities(g)                   6.50       12/01/2030          9,255
      675    Housing Finance Agency (NBGA)                           5.10        9/01/2017            703
    1,750    Miami County                                            5.25        5/15/2021          1,777
    2,000    Miami County                                            5.25        5/15/2026          1,930
                                                                                               ----------
                                                                                                   61,067
                                                                                               ----------
             OKLAHOMA (1.4%)
    5,360    Cherokee Nation (INS)(d)                                4.60       12/01/2021          5,072
    9,210    Chickasaw Nation(d)                                     5.38       12/01/2017          9,781
    5,000    Chickasaw Nation(d)                                     6.00       12/01/2025          5,215
    3,895    Comanche County Hospital Auth. (INS)                    5.25        7/01/2022          3,782
    3,000    Comanche County Hospital Auth. (INS)                    5.25        7/01/2023          2,884
    1,400    Norman Regional Hospital Auth.                          5.50        9/01/2024          1,245
   13,100    Norman Regional Hospital Auth.                          5.00        9/01/2027         10,533
                                                                                               ----------
                                                                                                   38,512
                                                                                               ----------

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32  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

---------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                          MARKET
AMOUNT                                                              COUPON        FINAL             VALUE
(000)        SECURITY                                                RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------
             OREGON (0.1%)
  $ 1,000    Washington, Yamhill and Multnomah Counties
               Hillsboro School District No. 1J (INS)                4.58%(b)    6/15/2025     $      486
    5,900    Washington, Yamhill and Multnomah Counties
               Hillsboro School District No. 1J (INS)                4.59(b)     6/15/2026          2,668
                                                                                               ----------
                                                                                                    3,154
                                                                                               ----------
             PENNSYLVANIA (1.5%)
    1,410    Allegheny County Higher Education Building Auth.        5.13        3/01/2025          1,441
    1,000    Allegheny County IDA                                    5.00        9/01/2021            920
    1,220    Allegheny County IDA                                    5.10        9/01/2026          1,045
   17,300    Allegheny County IDA                                    4.75       12/01/2032         17,726
    1,000    Delaware County Auth.                                   5.00       10/01/2025            933
   13,000    Economic Development Financing Auth.                    4.00       10/01/2023         11,698
    7,370    Housing Finance Agency                                  5.00       10/01/2025          7,420
    1,615    Lancaster County Hospital Auth.                         5.00       11/01/2026          1,544
                                                                                               ----------
                                                                                                   42,727
                                                                                               ----------
             PUERTO RICO (0.5%)
   14,000    Government Dev. Bank                                    4.75       12/01/2015         14,384
                                                                                               ----------
             RHODE ISLAND (0.4%)
      340    Health and Educational Building Corp. (INS)             5.50        5/15/2012            341
      765    Health and Educational Building Corp. (INS)             5.50        5/15/2016            766
    5,500    Health and Educational Building Corp. (INS)             5.00        5/15/2026          5,543
    5,915    Housing and Mortgage Finance Corp.                      4.65       10/01/2026          5,806
                                                                                               ----------
                                                                                                   12,456
                                                                                               ----------
             SOUTH CAROLINA (2.2%)
    4,250    Georgetown County                                       5.95        3/15/2014          4,586
    5,000    Georgetown County                                       5.70        4/01/2014          5,365
    5,000    Lexington County Health Services District, Inc.         5.00       11/01/2024          4,951
    7,335    Lexington County Health Services District, Inc.         5.00       11/01/2026          7,037
    2,700    Piedmont Municipal Power Agency (INS)                   5.00        1/01/2028          2,679
    7,200    Piedmont Municipal Power Agency (INS)                   5.00        1/01/2028          7,143
    5,870    SCAGO Educational Facilities Corp. (INS)                4.75       12/01/2026          5,175
    6,325    SCAGO Educational Facilities Corp. (INS)                4.75       12/01/2026          5,576
   19,870    Tobacco Settlement Revenue Management Auth.             5.00        6/01/2018         19,895
                                                                                               ----------
                                                                                                   62,407
                                                                                               ----------
             SOUTH DAKOTA (0.3%)
    1,700    Health and Educational Facilities Auth.                 5.00       11/01/2024          1,726
    6,025    Housing Dev. Auth. (INS)                                5.15       11/01/2020          6,111
                                                                                               ----------
                                                                                                    7,837
                                                                                               ----------

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                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

---------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                          MARKET
AMOUNT                                                              COUPON        FINAL             VALUE
(000)        SECURITY                                                RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------
             TENNESSEE (1.0%)
  $ 7,000    Jackson                                                 5.25%       4/01/2023     $    7,169
    2,125    Johnson City Health and Educational
               Facilities Board                                      5.25        7/01/2026          1,909
    1,000    Nashville and Davidson County Health and
               Educational Facilities Board (INS)                    5.10        8/01/2019            908
      745    Shelby County Health, Educational and Housing
               Facility Board (PRE)                                  6.00        9/01/2016            802
    1,255    Shelby County Health, Educational and Housing
               Facility Board (PRE)                                  6.00        9/01/2016          1,351
      935    Shelby County Health, Educational and Housing
               Facility Board (PRE)                                  6.25        9/01/2018          1,010
    1,565    Shelby County Health, Educational and Housing
               Facility Board (PRE)                                  6.25        9/01/2018          1,691
   14,750    Sullivan County Health, Educational and Housing
               Facilities Board                                      5.25        9/01/2026         13,877
                                                                                               ----------
                                                                                                   28,717
                                                                                               ----------
             TEXAS (15.4%)
    1,050    Alamo Community College District (INS)                  5.00       11/01/2020          1,074
    2,300    Austin (INS)                                            5.00       11/15/2024          2,351
    5,610    Austin Utility Systems (INS)                            5.15(b)     5/15/2017          4,595
    1,855    Bastrop ISD (NBGA)                                      5.55(b)     2/15/2014          1,777
    3,030    Bastrop ISD (NBGA)                                      5.55(b)     2/15/2015          2,807
    3,055    Bastrop ISD (NBGA)                                      5.60(b)     2/15/2016          2,722
    3,155    Bastrop ISD (NBGA)                                      5.60(b)     2/15/2017          2,720
    4,540    Bexar County Health Facilities Dev. Corp.               5.00        7/01/2027          4,051
   32,925    Brazos River Auth.                                      5.38        4/01/2019         32,925
    5,365    Cass County IDC                                         5.35        4/01/2012          5,530
    2,680    Central Regional Mobility Auth.,
               4.55%, 1/01/2014 (INS)                                4.55(a)     1/01/2020          2,110
    3,445    Central Regional Mobility Auth.,
               4.60%, 1/01/2014 (INS)                                4.60(a)     1/01/2021          2,647
    2,500    Central Regional Mobility Auth.                         5.75        1/01/2025          2,469
    2,600    Conroe ISD (NBGA)                                       5.00        2/15/2023          2,753
    3,100    Conroe ISD (NBGA)                                       5.00        2/15/2024          3,272
   13,745    Denton ISD (NBGA)                                       5.03(b)     8/15/2023          7,617
   16,500    Denton ISD (NBGA)                                       5.06(b)     8/15/2024          8,624
    2,905    Eagle Mountain-Saginaw ISD (NBGA)                       4.38        8/15/2026          2,916
    1,520    Edgewood ISD (NBGA)                                     4.88        8/15/2019          1,530
    1,595    Edgewood ISD (NBGA)                                     5.00        8/15/2020          1,618
    1,675    Edgewood ISD (NBGA)                                     5.00        8/15/2021          1,699
    2,245    Ennis ISD (NBGA)                                        4.56(b)     8/15/2024          1,198

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34  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

---------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                          MARKET
AMOUNT                                                              COUPON        FINAL             VALUE
(000)        SECURITY                                                RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------
  $ 3,715    Ennis ISD (NBGA)                                        4.58%(b)    8/15/2025     $    1,854
    3,720    Ennis ISD (NBGA)                                        4.60(b)     8/15/2026          1,734
   40,000    Harris County IDC                                       5.00        2/01/2023         39,895
    1,895    Hidalgo County Health Services Corp.                    4.75        8/15/2017          1,893
      350    Hidalgo County Health Services Corp.                    5.00        8/15/2019            346
    3,805    Hidalgo County Health Services Corp.                    5.00        8/15/2022          3,623
    1,785    Hidalgo County Health Services Corp.                    5.00        8/15/2026          1,590
    4,000    Houston Airport System                                  5.00        7/01/2024          4,120
    7,000    Houston Airport System                                  5.00        7/01/2025          7,149
    3,635    Houston ISD Public Facility Corp. (INS)                 5.35(b)     9/15/2015          3,224
    4,955    Houston ISD Public Facility Corp. (INS)                 5.35(b)     9/15/2015          4,395
    2,635    Houston ISD Public Facility Corp. (INS)                 5.38(b)     9/15/2016          2,215
    6,955    Houston ISD Public Facility Corp. (INS)                 5.38(b)     9/15/2016          5,848
    3,885    Houston ISD Public Facility Corp. (INS)                 5.40(b)     9/15/2017          3,078
      515    Houston Public Improvement (INS)                        5.00        3/01/2019            547
    2,485    Houston Public Improvement (INS) (PRE)                  5.00        3/01/2019          2,692
    5,000    Irving ISD (NBGA)                                       5.31(b)     2/15/2025          2,495
    2,200    Judson ISD (INS)                                        5.00        2/01/2023          2,289
    1,500    Judson ISD (INS)                                        5.00        2/01/2024          1,550
    1,595    La Porte ISD (INS)                                      5.00        2/15/2022          1,664
    3,535    La Porte ISD (INS)                                      5.00        2/15/2024          3,648
    3,830    Lewisville (INS)                                        5.38        9/01/2015          3,830
    4,555    Lower Colorado River Auth. (INS)                        4.38        5/15/2025          4,426
    4,555    Lower Colorado River Auth. (INS)                        4.38        5/15/2026          4,365
    2,080    Marlin ISD Public Facility Corp., acquired 7/22/1998;
               cost $2,114(e)                                        5.85        2/15/2018          2,129
    3,425    Mesquite Health Facilities Dev. Corp.                   5.50        2/15/2025          3,118
    2,040    Midlothian Dev. Auth. (INS)                             5.00       11/15/2018          1,971
    2,235    Midlothian Dev. Auth. (INS)                             5.00       11/15/2021          2,055
    8,865    Midlothian Dev. Auth.                                   6.00       11/15/2024          8,353
    1,695    Midlothian Dev. Auth. (INS)                             5.00       11/15/2026          1,446
    2,650    Midlothian Dev. Auth.                                   5.13       11/15/2026          2,203
    2,500    North Texas Tollway Auth.                               6.00        1/01/2023          2,644
   15,000    North Texas Tollway Auth.                               6.00        1/01/2025         15,776
    1,220    Nueces River Auth. (INS)                                5.00        7/15/2023          1,266
    1,530    Nueces River Auth. (INS)                                5.00        7/15/2024          1,575
    2,965    Plano ISD (NBGA)                                        4.50        2/15/2023          3,058
    5,920    Port of Corpus Christi IDA                              5.40        4/01/2018          5,629
   17,715    Port of Corpus Christi IDC                              5.40        4/01/2018         17,064
    2,000    Red River Education Finance Corp.                       4.38        3/15/2025          1,945
    5,255    Red River Education Finance Corp.                       4.38        3/15/2026          5,059
    8,395    Rockwall ISD (NBGA)                                     5.14(b)     2/15/2022          5,044
    9,205    Sabine River Auth. (INS)                                4.95        3/01/2018          9,572
    2,000    San Leanna Education Facilities Corp.                   5.00        6/01/2018          2,068

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                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

---------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                          MARKET
AMOUNT                                                              COUPON        FINAL             VALUE
(000)        SECURITY                                                RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------
  $ 1,965    San Leanna Education Facilities Corp.                   5.13%       6/01/2023     $    1,913
    1,000    San Leanna Education Facilities Corp.                   5.13        6/01/2024            957
    1,545    San Leanna Education Facilities Corp.                   5.13        6/01/2025          1,454
    5,200    Schertz-Cibolo-Universal City ISD (NBGA)                4.86(b)     2/01/2023          2,993
    3,320    State                                                   5.00        8/01/2016          3,664
    3,750    Tarrant County Cultural Education
               Facilities Finance Corp.                              5.25       11/15/2022          3,759
    1,100    Tarrant County Cultural Education
               Facilities Finance Corp.                              6.00       11/15/2026          1,039
    8,300    Tarrant County Cultural Education
               Facilities Finance Corp.                              5.13        5/15/2027          7,252
    8,000    Tarrant Regional Water District (INS)                   5.25        3/01/2017          8,595
    2,000    Tarrant Regional Water District (INS)                   5.25        3/01/2019          2,136
    2,000    Tarrant Regional Water District (INS)                   5.25        3/01/2020          2,128
    5,000    Tarrant Regional Water District (INS)                   4.38        3/01/2021          5,184
    7,000    Transportation Commission                               4.38        4/01/2025          7,045
   18,000    Transportation Commission                               4.50        4/01/2026         18,108
    4,000    Transportation Commission                               4.75        4/01/2027          4,064
    3,895    Tyler Health Facilities Dev. Corp.                      5.25        7/01/2011          3,917
    2,125    Tyler Health Facilities Dev. Corp.                      5.25        7/01/2012          2,175
    1,500    Tyler Health Facilities Dev. Corp.                      5.25        7/01/2013          1,549
    7,170    Tyler Health Facilities Dev. Corp.                      5.25       11/01/2019          6,916
    7,945    Tyler Health Facilities Dev. Corp.                      5.25       11/01/2021          7,495
    3,360    Tyler Health Facilities Dev. Corp.                      5.25       11/01/2022          3,115
    3,800    Tyler Health Facilities Dev. Corp.                      5.25       11/01/2023          3,494
    8,745    Tyler Health Facilities Dev. Corp.                      5.25        7/01/2026          7,809
   12,505    Univ. of Texas Board of Regents                         4.25        8/15/2025         12,581
    1,795    Weatherford ISD (NBGA)                                  4.73(b)     2/15/2023          1,039
    1,795    Weatherford ISD (NBGA)                                  4.77(b)     2/15/2024            982
    5,970    Williamson County (INS)                                 5.13        2/15/2022          6,500
    1,385    Wylie ISD (NBGA)                                        5.00(b)     8/15/2014          1,309
    1,690    Wylie ISD (NBGA)                                        5.10(b)     8/15/2015          1,544
                                                                                               ----------
                                                                                                  430,166
                                                                                               ----------
             UTAH (0.9%)
    4,410    Intermountain Power Agency (INS) (ETM)                  5.00        7/01/2012          4,426
   18,948    Jordanelle Special Service District(d)                 12.00        8/01/2030         19,291
                                                                                               ----------
                                                                                                   23,717
                                                                                               ----------
             VERMONT (0.3%)
    9,000    Vermont EDA                                             5.00       12/15/2020          8,931
                                                                                               ----------
             VIRGINIA (1.8%)
    1,750    Albemarle County IDA                                    5.00        1/01/2024          1,610
    2,290    College Building Auth.                                  5.00        6/01/2021          2,301

================================================================================

36  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

---------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                          MARKET
AMOUNT                                                              COUPON        FINAL             VALUE
(000)        SECURITY                                                RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------
  $11,280    College Building Auth.                                  5.00%       6/01/2026     $   10,682
   15,316    Farms of New Kent Community Dev. Auth.                  5.13        3/01/2036          9,031
    3,869    Peninsula Town Center Community Dev. Auth.              5.80        9/01/2017          3,916
    6,717    Peninsula Town Center Community Dev. Auth.              6.25        9/01/2024          6,327
    5,331    Peninsula Town Center Community Dev. Auth.              6.35        9/01/2028          4,935
   10,000    Roanoke EDA                                             5.00        7/01/2025          9,800
    1,000    Small Business Financing Auth.                          5.13        9/01/2022            957
                                                                                               ----------
                                                                                                   49,559
                                                                                               ----------
             WASHINGTON (0.5%)
    1,800    Health Care Facilities Auth. (INS)                      5.00       12/01/2023          1,725
    2,000    Health Care Facilities Auth. (INS)                      5.00       12/01/2024          1,875
    2,310    Health Care Facilities Auth. (INS)                      5.00       12/01/2025          2,140
    1,470    Higher Education Facilities Auth.                       5.20       10/01/2017          1,472
    2,000    Housing Finance Commission (INS)                        5.88        7/01/2019          2,002
    5,000    King County Housing Auth. (INS)                         5.20        7/01/2018          4,826
                                                                                               ----------
                                                                                                   14,040
                                                                                               ----------
             WISCONSIN (0.7%)
    5,000    Health and Educational Facilities Auth. (INS)           5.13        8/15/2020          5,001
    8,300    Health and Educational Facilities Auth.                 5.13        2/15/2026          7,629
      950    Housing and EDA                                         4.85        9/01/2017            962
    6,000    Sheboygan (INS)                                         5.00        9/01/2015          6,609
                                                                                               ----------
                                                                                                   20,201
                                                                                               ----------
             Total Fixed-Rate Instruments (cost: $2,605,195)                                    2,543,993
                                                                                               ----------
             PUT BONDS (7.0%)

             ALABAMA (0.4%)
   10,900    Baptist Health Care Auth.                               6.00       11/15/2024         11,290
                                                                                               ----------
             ARIZONA (0.5%)
   12,500    Maricopa County                                         6.00        5/01/2029         13,134
                                                                                               ----------
             CALIFORNIA (0.1%)
    3,000    Health Facilities Financing Auth.                       4.95        7/01/2026          3,216
                                                                                               ----------
             FLORIDA (0.9%)
    7,375    Miami-Dade County IDA                                   4.00       10/01/2018          7,446
   16,000    Putnam County Dev. Auth. (INS)                          5.35        3/15/2042         16,687
                                                                                               ----------
                                                                                                   24,133
                                                                                               ----------
             GEORGIA (0.3%)
    7,825    DeKalb County Housing Auth.                             4.70       10/01/2031          7,825
                                                                                               ----------
             ILLINOIS (0.3%)
    7,500    Educational Facilities Auth.                            4.75       11/01/2036          7,936
                                                                                               ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

---------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                          MARKET
AMOUNT                                                              COUPON        FINAL             VALUE
(000)        SECURITY                                                RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------
             LOUISIANA (0.5%)
  $14,000    Public Facilities Auth.                                 7.00%      12/01/2038     $   14,426
                                                                                               ----------
             MASSACHUSETTS (0.2%)
    6,000    Dev. Finance Agency                                     5.75       12/01/2042          6,401
                                                                                               ----------
             MICHIGAN (1.0%)
   15,000    Hospital Finance Auth.                                  6.00       12/01/2034         17,867
   10,550    Strategic Fund Ltd. (INS)                               4.85        9/01/2030         10,672
                                                                                               ----------
                                                                                                   28,539
                                                                                               ----------
             NEW MEXICO (1.0%)
   10,000    Farmington                                              4.75        6/01/2040          9,675
   20,000    Farmington                                              5.20        6/01/2040         19,836
                                                                                               ----------
                                                                                                   29,511
                                                                                               ----------
             OHIO (0.3%)
    8,000    Air Quality Dev. Auth.                                  5.75        6/01/2033          8,715
                                                                                               ----------
             TENNESSEE (0.1%)
    1,925    Knox County Health, Educational, and Housing
               Facilities Board (NBGA)                               4.90        6/01/2031          1,938
                                                                                               ----------
             TEXAS (1.1%)
    3,385    Beaumont Multifamily Housing Finance Corp. (NBGA)       4.70       12/15/2031          3,428
    7,500    Matagorda County Navigation District No. 1              5.13        6/01/2030          7,543
    3,385    Montgomery County Housing Finance Corp. (NBGA)          4.85        6/01/2031          3,402
   15,000    North State Tollway Auth.                               6.00        1/01/2038         16,108
                                                                                               ----------
                                                                                                   30,481
                                                                                               ----------
             WISCONSIN (0.3%)
    9,000    Madison                                                 4.88       10/01/2027          9,332
                                                                                               ----------
             Total Put Bonds (cost: $188,945)                                                     196,877
                                                                                               ----------
             PERIODIC AUCTION RESET BONDS (0.1%)

             OKLAHOMA (0.1%)
    5,900    Tulsa County Industrial Auth., acquired
               7/20/2006; cost $5,900(e),(h)                         0.52        1/01/2039          1,770
                                                                                               ----------
             VARIABLE-RATE DEMAND NOTES (1.1%)

             ILLINOIS (1.1%)
   31,800    State (LIQ) (cost: $31,800)                             3.25       10/01/2033         31,800
                                                                                               ----------

             TOTAL INVESTMENTS (COST: $2,831,840)                                              $2,774,440
                                                                                               ==========

================================================================================

38  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

---------------------------------------------------------------------------------------------------
($ IN 000s)                                          VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------
                                          (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                      QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                  IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS              INPUTS         INPUTS        TOTAL
---------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                           $-          $2,543,993         $    -   $2,543,993
Put Bonds                                         -             196,877              -      196,877
Periodic Auction Reset Bonds                      -                   -          1,770        1,770
Variable-Rate Demand Notes                        -              31,800              -       31,800
---------------------------------------------------------------------------------------------------
Total                                            $-          $2,772,670         $1,770   $2,774,440
---------------------------------------------------------------------------------------------------

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

----------------------------------------------------------------------------------------
                                                            PERIODIC AUCTION RESET BONDS
----------------------------------------------------------------------------------------
Balance as of March 31, 2010                                                      $1,770
Net realized gain (loss)                                                               -
Change in net unrealized appreciation/depreciation                                     -
Net purchases (sales)                                                                  -
Transfers in and/or out of Level 3                                                     -
----------------------------------------------------------------------------------------
Balance as of March 31, 2011                                                      $1,770
----------------------------------------------------------------------------------------

For the period ended March 31, 2011, there were no significant transfers of securities between levels. The Fund's policy is to recognize transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2011

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o  SPECIFIC NOTES

   (a) Stepped-coupon security that is initially issued in zero-coupon form and converts to coupon form at the specified date and rate shown in the security's description. The rate presented in the coupon rate column represents the effective yield at the date of purchase.

   (b) Zero-coupon security. Rate represents the effective yield at the date of purchase.

   (c) At March 31, 2011, portions of these securities were segregated to cover delayed-delivery and/or when-issued purchases.

   (d) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Investment Management Company (the Manager) under

================================================================================

40  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

       liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

   (e) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at March 31, 2011, was $11,907,000, which represented 0.4% of the Fund's net assets.

   (f) Currently the issuer is in default with respect to interest and/or principal payments.

   (g) At March 31, 2011, the aggregate market value of securities purchased on a when-issued basis was $13,777,000.

   (h) Security was fair valued at March 31, 2011, by the Manager in accordance with valuation procedures approved by the Board of Trustees.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  41

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2011

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $2,831,840)              $2,774,440
  Cash                                                                                758
  Receivables:
      Capital shares sold                                                           2,166
      USAA Investment Management Company (Note 6C)                                      2
      Interest                                                                     40,409
                                                                               ----------
          Total assets                                                          2,817,775
                                                                               ----------
LIABILITIES
  Payables:
      Securities purchased                                                         13,803
      Capital shares redeemed                                                       1,623
      Dividends on capital shares                                                   2,011
  Accrued management fees                                                             782
  Accrued transfer agent's fees                                                        24
  Other accrued expenses and payables                                                 135
                                                                               ----------
          Total liabilities                                                        18,378
                                                                               ----------
              Net assets applicable to capital shares outstanding              $2,799,397
                                                                               ==========
NET ASSETS CONSIST OF:
  Paid-in capital                                                              $2,857,847
  Overdistribution of net investment income                                           (52)
  Accumulated net realized loss on investments                                       (998)
  Net unrealized depreciation of investments                                      (57,400)
                                                                               ----------
              Net assets applicable to capital shares outstanding              $2,799,397
                                                                               ==========
  Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $2,794,641/222,505 shares outstanding)        $    12.56
                                                                               ==========
      Adviser Shares (net assets of $4,756/379 shares outstanding)             $    12.56
                                                                               ==========

See accompanying notes to financial statements.

================================================================================

42  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2011

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                      $142,177
                                                                        --------
EXPENSES
   Management fees                                                         8,943
   Administration and servicing fees:
       Fund Shares                                                         4,378
       Adviser Shares*                                                         4
   Transfer agent's fees:
       Fund Shares                                                         1,080
   Distribution and service fees (Note 6E):
       Adviser Shares*                                                         7
   Custody and accounting fees:
       Fund Shares                                                           320
   Postage:
       Fund Shares                                                            59
   Shareholder reporting fees:
       Fund Shares                                                            38
   Trustees' fees                                                             12
   Registration fees:
       Fund Shares                                                            49
       Adviser Shares*                                                        22
   Professional fees                                                         161
   Other                                                                      58
                                                                        --------
            Total expenses                                                15,131
   Expenses reimbursed:
       Adviser Shares*                                                       (24)
                                                                        --------
            Net expenses                                                  15,107
                                                                        --------
NET INVESTMENT INCOME                                                    127,070
                                                                        --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on:
       Unaffiliated transactions                                           2,832
       Affiliated transactions (Note 8)                                       93
   Change in net unrealized appreciation/depreciation                    (67,643)
                                                                        --------
            Net realized and unrealized loss                             (64,718)
                                                                        --------
   Increase in net assets resulting from operations                     $ 62,352
                                                                        ========

*Adviser Shares were initiated on August 1, 2010.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  43

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

--------------------------------------------------------------------------------

                                                                  2011            2010
--------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                     $  127,070      $  121,808
  Net realized gain (loss) on investments                        2,925            (930)
  Change in net unrealized appreciation/depreciation of
       investments                                             (67,643)        200,659
                                                            --------------------------
       Increase in net assets resulting from operations         62,352         321,537
                                                            --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
       Fund Shares                                            (126,872)       (121,710)
       Adviser Shares*                                            (123)              -
                                                            --------------------------
           Total distributions of net investment income       (126,995)       (121,710)
                                                            --------------------------
  Net realized gains:
       Fund Shares                                              (1,516)         (1,582)
       Adviser Shares*                                              (2)              -
                                                            --------------------------
           Total distributions of net realized gains            (1,518)         (1,582)
                                                            --------------------------
  Distributions to shareholders                               (128,513)       (123,292)
                                                            --------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Fund Shares                                                      857         242,173
  Adviser Shares*                                                5,010               -
                                                            --------------------------
      Total net increase in net assets from capital
          share transactions                                     5,867         242,173
                                                            --------------------------
  Net increase (decrease) in net assets                        (60,294)        440,418

NET ASSETS
  Beginning of year                                          2,859,691       2,419,273
                                                            --------------------------
  End of year                                               $2,799,397      $2,859,691
                                                            ==========================
Overdistribution of net investment income:
  End of year                                               $      (52)     $      (75)
                                                            ==========================

*Adviser Shares were initiated on August 1, 2010.

See accompanying notes to financial statements.

================================================================================

44  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2011

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 48 separate funds. The information presented in this annual report pertains only to the USAA Tax Exempt Intermediate-Term Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors with interest income that is exempt from federal income tax.

The Fund has two classes of shares: Tax Exempt Intermediate-Term Fund Shares (Fund Shares) and, effective August 1, 2010, Tax Exempt Intermediate-Term Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

   2. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

   3. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager), an affiliate of the Fund, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing

================================================================================

46  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

       services, broker-dealers, or widely-used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include variable-rate demand notes which are valued at amortized cost. All other level 2 securities are valued based on methods discussed in Note 1A1.

   Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

   For the securities using significant unobservable inputs at the end of the period, market quotations from the pricing services were not determinative of fair value. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Trust's Board of Trustees. These unobservable inputs included risk premium adjustments reflecting

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

   the amount the Manager assumed market participants would demand because of the risk (uncertainty) in the cash flows from the securities and other information related to the securities such as current yields, economic conditions, and any other relevant information. Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of March 31, 2011, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $13,803,000; all of which were when-issued securities.

F. EXPENSES PAID INDIRECTLY -- Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management

================================================================================

48  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

   purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended March 31, 2011, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.10% annually of the amount of the committed loan agreement). Prior to September 24, 2010, the maximum annual facility fee was 0.13% of the amount of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

For the year ended March 31, 2011, the Fund paid CAPCO facility fees of $9,000, which represents 6.3% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended March 31, 2011.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting resulted in reclassifications to the statement of assets and liabilities to decrease paid-in capital by $1,000, increase accumulated overdistribution net investment income by $52,000, and decrease accumulated net realized loss on investments by $53,000. This includes differences in the classification of distributions and market discount. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended March 31, 2011, and March 31, 2010, was as follows:

                                                   2011                 2010
                                              ----------------------------------
Tax-exempt income                             $126,995,000          $121,712,000
Ordinary income*                                   215,000                     -
Net long-term capital gains                      1,303,000             1,580,000

As of March 31, 2011, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                      $ 1,959,000
Undistributed long-term capital gains                                    356,000
Unrealized depreciation                                               58,754,000

* Represents short-term realized capital gains, which are taxable as ordinary income.

================================================================================

50  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to the tax deferral of losses on wash sales.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended March 31, 2011, the Fund did not incur any income tax, interest, or penalties. As of March 31, 2011, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax year ended March 31, 2011, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2011, were $426,505,000 and $390,615,000, respectively.

As of March 31, 2011, the cost of securities, including short-term securities, for federal income tax purposes, was $2,833,194,000.

Gross unrealized appreciation and depreciation of investments as of March 31, 2011, for federal income tax purposes, were $50,283,000 and $109,037,000, respectively, resulting in net unrealized depreciation of $58,754,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2011, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                        MARCH 31, 2011            MARCH 31, 2010
-----------------------------------------------------------------------------------
                                     SHARES       AMOUNT       SHARES       AMOUNT
                                    -----------------------------------------------
FUND SHARES:
Shares sold                          36,071     $ 464,482      35,427     $ 448,244
Shares issued from reinvested
 dividends                            8,003       103,128       7,717        97,469
Shares redeemed                     (44,383)     (566,753)    (24,015)     (303,540)
                                    -----------------------------------------------
Net increase (decrease) from
 capital share transactions            (309)    $     857      19,129     $ 242,173
                                    ===============================================
ADVISER SHARES
 (INITIATED ON AUGUST 1, 2010):
Shares sold                             379     $   5,010           -     $       -
Shares issued from reinvested
 dividends                                -             -           -             -
Shares redeemed                           -             -           -             -
                                    -----------------------------------------------
Net increase from capital
 share transactions                     379     $   5,010           -     $       -
                                    ===============================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager carries out the Fund's investment policies and manages the Fund's portfolio pursuant to an Advisory Agreement. The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average net assets for the fiscal year.

   The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Intermediate Municipal Debt Funds Index over the performance period. The Lipper Intermediate Municipal Debt Funds

================================================================================

52  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

   Index tracks the total return performance of the 30 largest funds in the Lipper Intermediate Municipal Debt Funds category. The performance period for each class consists of the current month plus the previous 35 months. The performance adjustment for the Adviser Shares includes the performance of the Fund Shares for periods prior to August 1, 2010. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                  AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
--------------------------------------------------------------------------------
+/- 0.20% to 0.50%                    +/- 0.04%
+/- 0.51% to 1.00%                    +/- 0.05%
+/- 1.01% and greater                 +/- 0.06%

   (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

   Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

   Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Intermediate Municipal Debt Funds Index over that period, even if the class had overall negative returns during the performance period.

   For the year ended March 31, 2011, the Fund incurred total management fees, paid or payable to the Manager, of $8,943,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $763,000 and less than $500, respectively. For the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

   Fund Shares and Adviser Shares, the performance adjustments were 0.03% and less than 0.01%, respectively.

B. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended March 31, 2011, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $4,378,000 and $4,000, respectively.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2011, the Fund reimbursed the Manager $94,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

C. EXPENSE LIMITATION -- The Manager has agreed, through August 1, 2011, to limit the annual expenses of the Adviser Shares to 0.75% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through August 1, 2011, without approval of the Trust's Board of Trustees, and may be changed or terminated by the Manager at any time after that date. For the year ended March 31, 2011, the Adviser Shares incurred reimbursable expenses of $24,000, of which $2,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for

================================================================================

54  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

   both the Fund Shares and Adviser Shares are paid monthly based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. Each class also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended March 31, 2011, the Fund Shares and Advisor Shares incurred transfer agent's fees, paid or payable to SAS, of $1,080,000 and less than $500, respectively.

E. DISTRIBUTION AND SERVICE (12b-1) FEES -- The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to the Manager (the distributor) for distribution and shareholder services. The distributor pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares average daily net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended March 31, 2011, the Adviser Shares incurred distribution and service (12b-1) fees of $7,000.

F. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At March 31, 2011, USAA and its affiliates owned 378,000 shares, which represent 99.8% of the Adviser Shares and 0.2% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended March 31, 2011, in accordance with affiliated transaction procedures approved by the Trust's Board of Trustees, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA fund at the then-current market price with no brokerage commissions incurred.

                                                                        NET
                                                    COST TO        REALIZED GAIN
        SELLER                 PURCHASER           PURCHASER         TO SELLER
--------------------------------------------------------------------------------
USAA Tax Exempt             USAA Tax Exempt
 Intermediate-Term Fund      Short-Term Fund      $15,093,000         $93,000

================================================================================

56  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED MARCH 31,
                                   -----------------------------------------------------------------------
                                         2011           2010            2009           2008           2007
                                   -----------------------------------------------------------------------
Net asset value at
 beginning of period               $    12.83     $    11.88      $    12.64     $    13.17     $    13.07
                                   -----------------------------------------------------------------------
Income (loss) from investment
 operations:
 Net investment income                    .56            .57             .59            .56            .55
 Net realized and
  unrealized gain (loss)                 (.26)           .96            (.74)          (.51)           .10
                                   -----------------------------------------------------------------------
Total from investment operations          .30           1.53            (.15)           .05            .65
                                   -----------------------------------------------------------------------
Less distributions from:
 Net investment income                   (.56)          (.57)           (.59)          (.56)          (.55)
 Realized capital gains                  (.01)          (.01)           (.02)          (.02)          (.00)(a)
                                   -----------------------------------------------------------------------
Total distributions                      (.57)          (.58)           (.61)          (.58)          (.55)
                                   -----------------------------------------------------------------------
Net asset value at
 end of period                     $    12.56     $    12.83      $    11.88     $    12.64     $    13.17
                                   =======================================================================
Total return (%)*                        2.29          13.07(c)        (1.22)           .44           5.10(b)
Net assets at
 end of period (000)               $2,794,641     $2,859,691      $2,419,273     $2,677,927     $2,830,190
Ratios to average
 net assets:**
 Expenses (%)(d)                          .52            .47(c)          .45            .51            .56(b)
 Net investment income (%)               4.35           4.55            4.81           4.35           4.19
Portfolio turnover (%)                     14              7              13             21             23

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
 ** For the year ended March 31, 2011, average net assets were $2,918,277,000.
(a) Represents less than $0.01 per share.
(b) For the year ended March 31, 2007, SAS voluntarily reimbursed the Fund Shares for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund Shares' total return or ratio of expenses to average net assets.
(c) During the year ended March 31, 2010, SAS reimbursed the Fund Shares $66,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the
    Fund Shares' total return was less than 0.01%. The reimbursement decreased the Fund Shares' expense ratio by less than 0.01%. This decrease is excluded from the expense ratio above.
(d) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly.
    The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                         (.00%)(+)      (.00%)+         (.00%)(+)      (.01%)         (.00%)(+)
    +Represents less than 0.01% of average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) -- ADVISER SHARES

Per share operating performance for a share outstanding throughout the period is as follows:

                                                                    PERIOD ENDED
                                                                      MARCH 31,
                                                                       2011***
                                                                    ------------
Net asset value at beginning of period                                 $13.05
                                                                       ------
Income (loss) from investment operations:
 Net investment income                                                    .35
 Net realized and unrealized loss                                        (.48)
                                                                       ------
Total from investment operations                                         (.13)
                                                                       ------
Less distributions from:
 Net investment income                                                   (.35)
 Realized capital gains                                                  (.01)
                                                                       ------
Total distributions                                                      (.36)
                                                                       ------
Net asset value at end of period                                       $12.56
                                                                       ======
Total return (%)*                                                       (1.04)
Net assets at end of period (000)                                      $4,756
Ratios to average net assets:**
 Expenses (%)(a),(b)                                                      .75
 Expenses, excluding reimbursements (%)(a),(b)                           1.56
 Net investment income (%)(b)                                            4.15
Portfolio turnover (%)                                                     14

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the period ended March 31, 2011, average net assets were $4,479,000. *** Adviser Shares were initiated on August 1, 2010.
(a) Reflects total operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

58  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

EXPENSE EXAMPLE

March 31, 2011 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2010, through March 31, 2011.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or

================================================================================

                                                           EXPENSE EXAMPLE |  59

================================================================================

expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                             EXPENSES PAID
                                     BEGINNING              ENDING           DURING PERIOD*
                                   ACCOUNT VALUE        ACCOUNT VALUE      OCTOBER 1, 2010 -
                                  OCTOBER 1, 2010       MARCH 31, 2011       MARCH 31, 2011
                                  ----------------------------------------------------------
FUND SHARES
Actual                               $1,000.00             $ 971.00              $2.60

Hypothetical
 (5% return before expenses)          1,000.00             1,022.29               2.67

ADVISER SHARES
Actual                                1,000.00               969.90               3.68

Hypothetical
 (5% return before expenses)          1,000.00             1,021.19               3.78

 * Expenses are equal to the annualized expense ratio of 0.53% for Fund Shares and 0.75% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (2.90)% for Fund Shares and (3.01)% for Adviser Shares for the period of October 1, 2010, through March 31, 2011.

================================================================================

60  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

TRUSTEES' AND OFFICERS'INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 48 individual funds as of December 31, 2010. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

CHRISTOPHER W. CLAUS(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1960
Year of Election or Appointment: 2001

Chair of the Board of Directors, IMCO (11/04-present); President, IMCO (2/08-10/09); Chief Investment Officer, IMCO (2/07-2/08); President and Chief Executive Officer, IMCO (2/01-2/07); Chair of the Board of Directors, USAA Financial Advisors, Inc. (FAI) (1/07-present); President, FAI (12/07-10/09); President, Financial Advice and Solutions Group (FASG) USAA (9/09-present); President, Financial Services Group, USAA (1/07-9/09). Mr. Claus serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), USAA Financial Planning Services Insurance Agency, Inc. (FPS), and FAI. He also serves as Vice Chair for USAA Life Insurance Company (USAA Life).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

BARBARA B. DREEBEN(3, 4, 5, 6)
Trustee
Born: June 1945
Year of Election or Appointment: 1994

President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

62  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

ROBERT L. MASON, Ph.D.(3, 4, 5, 6)
Trustee
Born: June 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2007

Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Management at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

RICHARD A. ZUCKER(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1943
Year of Election or Appointment: 1992(+)

Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

   (1) Indicates the Trustee is an employee of IMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2) Member of Executive Committee
   (3) Member of Audit Committee
   (4) Member of Pricing and Investment Committee
   (5) Member of Corporate Governance Committee
   (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
   (+) Mr. Zucker was elected as Chair of the Board in 2005.

================================================================================

64  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA
Vice President
Born: June 1966
Year of Appointment: 2009

President and Director, IMCO, FAI, FPS, and SAS (10/09-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and Financial Products Group, Bank of America (9/01-9/09).

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, IMCO (3/10-present); Vice President, Fixed Income Investments, IMCO (2/04-3/10). Mr. Freund also serves as a Director for SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG Investments (12/00-1/09).

CHRISTOPHER P. LAIA
Secretary
Born: January 1960
Year of Appointment: 2010

Vice President, Financial Advice & Solutions Group General Counsel, USAA (10/08-present); Vice President, Securities Counsel, USAA (6/07-10/08); Assistant Secretary, USAA family of funds (11/08-4/10); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the Officer positions of Vice President and Secretary of IMCO and SAS and Vice President and Assistant Secretary of FAI and FPS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Executive Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08).

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present); consultant, Robert Half/Accounttemps (8/06-1/07); Chief Financial Officer, California State Automobile Association (8/04-12/05).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present).

   (1) Indicates those Officers who are employees of IMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

66  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

TRUSTEES                               Christopher W. Claus
                                       Barbara B. Dreeben
                                       Robert L. Mason, Ph.D.
                                       Barbara B. Ostdiek, Ph.D.
                                       Michael F. Reimherr
                                       Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                         USAA Investment Management Company
INVESTMENT ADVISER,                    P.O. Box 659453
UNDERWRITER, AND                       San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                         USAA Shareholder Account Services
                                       9800 Fredericksburg Road
                                       San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                          State Street Bank and Trust Company
ACCOUNTING AGENT                       P.O. Box 1713
                                       Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                            Ernst & Young LLP
REGISTERED PUBLIC                      100 West Houston St., Suite 1800
ACCOUNTING FIRM                        San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                            Under "Products & Services"
SELF-SERVICE 24/7                      click "Investments," then
AT USAA.COM                            "Mutual Funds"

OR CALL                                Under "My Accounts" go to
(800) 531-USAA                         "Investments." View account balances,
        (8722)                         or click "I want to...," and select
                                       the desired action.
--------------------------------------------------------------------------------

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.



================================================================================

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>> SAVE PAPER AND FUND COSTS
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   40857-0311                                (C)2011, USAA. All rights reserved.




ITEM 2.  CODE OF ETHICS.

On September 22, 2010, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 48 funds in all. Only 12 funds of the Registrant have a fiscal year-end of March 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended March 31, 2011 and 2010 were $268,555 and $244,354, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended March 31, 2011 and 2010 were $63,358 and $61,513, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended March 31, 2011 and 2010.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended March 31, 2011 and 2010.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for March 31, 2011 and 2010 were $384,316 and $104,896, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2011 and 2010 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:



                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.













SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended March 31, 2011

By:*     /s/ Christopher P. Laia
         --------------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:    06/02/2011
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Christopher W. Claus
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    06/02/2011
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    06/02/2011
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*Print the name and title of each signing officer under his or her signature.